Exhibit 10.7(a)

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Copy

LICENSE AND RESEARCH

COLLABORATION AGREEMENT

BETWEEN

SELECTA BIOSCIENCES, INC.

AND

SANOFI

DATED AS OF NOVEMBER 27, 2012

LICENSE AND RESEARCH COLLABORATION AGREEMENT

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

i

1.31	“IFRS”	5
1.32	“IND”	5
1.33	“Indemnification Claim Notice”	5
1.34	“Indemnified Party”	5
1.35	“Indemnifying Party”	5
1.36	“Indemnitee”	5
1.37	“Indications”	5
1.38	“Initial Indication”	5
1.39	“Invention”	6
1.40	“Joint Collaboration Technology”	6
1.41	“Joint Manufacturing Committee” or “JMC”	6
1.42	“Joint Research Committee” or “JRC”	6
1.43	“Know-How”	6
1.44	“Licensed Product”	6
1.45	“Licensing Revenues”	6
1.46	“Losses”	6
1.47	“Manufacturing” or “Manufacture”	6
1.48	“M.I.T.”	7
1.49	“M.I.T. Letter Agreement”	7
1.50	“M.I.T. License Agreement”	7
1.51	“M.I.T. Licensed Patents”	7
1.52	“Net Sales”	7
1.53	“1934 Act”	7
1.54	“Optional Indications”	7
1.55	“Out-of-Pocket Costs”	8
1.56	“Party”	8
1.57	“Patent Challenge”	8
1.58	“Patents,”	8
1.59	“[***]”	8
1.60	“Person”	8
1.61	“Phase I Study Initiation”	8
1.62	“Phase II Study Initiation”	8
1.63	“Phase III Study Initiation”	8
1.64	“Receiving Party”	8

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.65	“Regulatory Approval”	8
1.66	“Regulatory Filings”	9
1.67	“Research”	9
1.68	“Research Plan”	9
1.69	“Research Vaccine Candidates”	9
1.70	“Sanofi Blocking Patents”	9
1.71	“Sanofi Collaboration Technology”	9
1.72	“Sanofi Indemnitee”	9
1.73	“[***]”	9
1.74	“Selecta Collaboration Technology”	9
1.75	“Selecta Indemnitee”	9
1.76	“Selecta Licensed Technology”	10
1.77	“Selecta FTE Costs”	10
1.78	“Selecta FTE Rate”	10
1.79	“Selecta Development Plan Expenses”	10
1.80	“Selecta Manufacturing Data”	10
1.81	“Selecta Platform Technology”	10
1.82	“Service Provider”	10
1.83	“Sublicensee”	11
1.84	“Territory”	11
1.85	“Third Party”	11
1.86	“Third Party Claim”	11
1.87	“Third Party Royalties”	11
1.88	“Trademarks”	11
1.89	“Valid Claim”	11
2.	COLLABORATION OVERVIEW	11
2.1	Direction	11
2.2	Collaboration	11
3.	RESEARCH PROGRAM	11
3.1	Objectives	11
3.2	Research Term	12
3.3	Conduct of Research Program	12
3.4	Research Plans	12
3.5	Costs	13

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.6	Know-How Exchange	13
3.7	Record-keeping	13
3.8	Nomination of Development Candidate	13
3.9	Use of Third Parties	13
4.	DEVELOPMENT PROGRAM	14
4.1	Objectives and Scope	14
4.2	Payment of Selecta Development Plan Expenses	14
4.3	Conduct of Development Plan	15
4.4	Service Providers	16
4.5	Records	16
4.6	Research Extension	16
4.7	Termination of Development Plan; Effect	17
5.	ALLIANCE MANAGERS	17
5.1	Appointment	17
5.2	Responsibilities	17
6.	JOINT RESEARCH COMMITTEE	18
6.1	Size and Objectives	18
6.2	Members	18
6.3	Responsibilities	18
6.4	Meetings	19
6.5	Decisions	19
6.6	Minutes	19
6.7	Expenses	20
6.8	Term	20
6.9	Sub-Committees	20
6.10	Sub-Committee Meetings and Procedures	20
7.	JOINT MANUFACTURING COMMITTEE	21
7.1	Size and Objectives	21
7.2	Members	21
7.3	Responsibilities	21
7.4	Meetings	22
7.5	Decisions	22
7.6	Minutes	23
7.7	Expenses	23

7.8	Term	23
7.9	Sub-Committees	23
7.10	Sub-Committee Meetings and Procedures	24
8.	OWNERSHIP; PATENT PROTECTION	24
8.1	Ownership of Sanofi Collaboration Technology	24
8.2	Ownership of Selecta Collaboration Technology	24
8.3	Ownership of Joint Collaboration Technology	24
8.4	Inventorship	25
8.5	Joint Research Agreement	25
8.6	Patent Filing, Prosecution and Maintenance of Patents	25
9.	GRANT OF LICENSES; EXCLUSIVITY	27
9.1	Licenses to Sanofi	27
9.2	Sublicensing by Sanofi	28
9.3	Option to Extend the Field	29
9.4	Sanofi Covenants Not-To-Sue	30
9.5	Exclusivity	31
9.6	No Other Licenses or Rights	31
10.	M.I.T. LICENSE AGREEMENT	31
10.1	Representations and Warranties of Selecta with respect to the M.I.T. License Agreement	31
10.2	Selecta Covenants with respect to the M.I.T. License Agreement	32
10.3	Sanofi Representations, Warranties and Covenants with respect to the M.I.T. License Agreement	33
11.	REGULATORY APPROVAL AND COMMERCIALIZATION	33
11.1	Efforts by Sanofi	33
11.2	Reporting	34
11.3	Control and Ownership of Regulatory Filings	34
11.4	Regulatory Cooperation of [***]	34
11.5	Trademarks	35
11.6	Marking	35
12.	MONETARY OBLIGATIONS	35
12.1	First and Second Payments	35
12.2	Milestone Payments by Sanofi	35
12.3	Royalties	37
12.4	Third Party Royalties	38

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

v

13.	PAYMENTS AND REPORTS	39
13.1	Payment & Reporting	39
13.2	Invoices	39
13.3	Mode of Payment; Currency Conversion	39
13.4	Records Retention	40
13.5	Audit Request	40
13.6	Taxes	40
13.7	Interest	41
14.	MANUFACTURING AND SUPPLY	41
14.1	General	41
14.2	Development Candidates	42
14.3	Commercial Manufacturing and Supply Agreement	42
14.4	Supply Price	42
14.5	Second Source	43
14.6	Quality Agreement	43
14.7	Change of Control; [***]	43
14.8	Inspection by Sanofi	43
15.	REPRESENTATIONS AND WARRANTIES	43
15.1	Representations and Warranties of Both Parties	43
15.2	Additional Representations and Warranties of Selecta	44
16.	CONFIDENTIALITY	45
16.1	Confidentiality; Exceptions	45
16.2	Exceptions	45
16.3	Permitted Disclosures	46
16.4	Injunctive Relief	46
16.5	Invocation of Section 8.5	46
17.	INTELLECTUAL PROPERTY	47
17.1	Patent Enforcement	47
17.2	Infringement Actions by Third Parties	49
17.3	Biosimilar Applications	50
18.	INDEMNIFICATION AND INSURANCE	51
18.1	Indemnification of Selecta	51
18.2	Indemnification of Sanofi	51
18.3	Indemnification of Institutions	52

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

18.4	Notice of Claim	52
18.5	Control of Defense	52
18.6	Right to Participate in Defense	53
18.7	Settlement	53
18.8	Cooperation	53
18.9	Expenses	53
18.10	Insurance	54
19.	TERM; TERMINATION	54
19.1	Term	54
19.2	Effect of Expiration	54
19.3	Termination by Either Party	54
19.4	Termination by Sanofi	55
19.5	Sanofi Termination of Certain Rights in Lieu of Terminating Agreement	55
19.6	Termination by Selecta	56
19.7	Termination for Patent Challenge	56
19.8	Effect of Termination or Certain Expiration	56
19.9	Program Transfer	57
19.10	Sublicenses	59
19.11	Accrued Rights, Surviving Obligations	59
20.	FORCE MAJEURE	59
20.1	Events of Force Majeure	59
21.	MISCELLANEOUS	60
21.1	Relationship of Parties	60
21.2	Assignment	60
21.3	Disclaimer of Warranties	60
21.4	Further Actions	60
21.5	Notice	61
21.6	Use of Name	61
21.7	Set-Off	61
21.8	Public Announcements	62
21.9	Publications	62
21.10	Waiver; Cumulative Remedies	63
21.11	Compliance with Applicable Laws; Anti-Bribery Provisions	63
21.12	Severability	64

21.13	Amendment	64
21.14	Governing Law; Dispute Resolution	64
21.15	No Consequential Damages	65
21.16	Entire Agreement	65
21.17	Parties in Interest	66
21.18	Descriptive Headings	66
21.19	Waiver or Rule of Construction	66
21.20	Interpretation	66
21.21	Counterparts; Facsimiles	66
21.22	Change of Control of Selecta	66

EXHIBITS AND SCHEDULE

Exhibit A	M.I.T. Licensed Patents

Exhibit B	Patents within Selecta Licensed Technology as of the Effective Date

Exhibit C	Research Plan

Exhibit D	Know-How to be Transferred by Selecta to Sanofi

Exhibit E	Patent Country List

Exhibit F	M.I.T. License Agreement and M.I.T. Letter Agreement

Exhibit G	Selecta Press Release

Exhibit H	Development Candidate Nomination Criteria

Exhibit I	Mandatory Tasks for the First Joint Research Committee Meeting

Exhibit 12.3	Form of Sanofi Royalty Report

Exhibit 14.2(a)	Term Sheet for Development Manufacturing and Supply Agreement

Exhibit 14.3(a)	Term Sheet for Commercial Manufacturing and Supply Agreement

Schedule A	Items for the M.I.T License Agreement from Section 10.1

LICENSE AND RESEARCH
COLLABORATION AGREEMENT

THIS LICENSE AND RESEARCH COLLABORATION AGREEMENT (this “Agreement”), dated as of November 27, 2012, is between SELECTA BIOSCIENCES, INC., a company duly organized and existing under the laws of the State of Delaware, with a principal place of business at 480 Arsenal Street, Building One, Watertown, MA 02472, for and on behalf of itself and its Affiliates (together with its Affiliates, collectively “Selecta”), and SANOFI, a société anonyme duly organized and validly existing under the laws of the Republic of France, having its principal executive offices located at 54 rue La Boétie, 75008 Paris, France, for and on behalf of itself and its Affiliates (together with its Affiliates, collectively “Sanofi”).

PRELIMINARY STATEMENT

A.                                    Selecta is biopharmaceutical company focused on developing new class of targeted vaccines that induce an antigen-specific immune activation or an antigen-specific immune tolerance for therapeutic and prophylactic applications.

B.                                    Sanofi is a diversified global healthcare company focused on patient needs.  Sanofi Pasteur, the vaccines division of Sanofi is the largest company in the world devoted entirely to human vaccines.

C.                                    Sanofi, through Sanofi Pasteur, intends to develop and commercialize a vaccine for the treatment of [***] allergies, and possibly other allergies upon exercise of various option rights described below, and Sanofi and Selecta contemplate collaborating in connection with certain aspects of such efforts pursuant to the terms and conditions of this Agreement.

D.                                    Whereas the following institutions have entered into Joint Invention Agreements, on the following dates, with The Massachusetts Institute of Technology (“M.I.T”), appointing M.I.T. as the exclusive agent for licensing the patent rights listed in such Joint Invention Agreements (collectively, with any other agreements under which patent rights are granted to M.I.T. under the M.I.T. License Agreement (as defined herein) the “Joint Invention Agreements”): (a) Brigham and Women’s Hospital (“Brigham”), June 30, 2007; (b) Brigham and the President and fellows of Harvard College (“Harvard”) and the Immune Disease Institute (“Institute”), October 23, 2007; (c) the Children’s Medical Center Corporation (“CMCC”), May 30, 2002; and (d) Brigham and Harvard, November 17, 2008.

E.                                     Selecta entered into that certain M.I.T. License Agreement with the M.I.T. effective November 5, 2008 (as defined below, the “M.I.T. License Agreement”), pursuant to which Selecta has been granted an exclusive license, with the right to sublicense, certain licensed products and licensed processes, the manufacture, sale and practice of which are covered by certain patent rights owned or controlled by M.I.T., including those rights controlled by M.I.T. pursuant to the Joint Invention Agreements.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F.                                      Selecta and Sanofi wish to enter into Research collaboration.  In conjunction therewith, Selecta wishes to grant to Sanofi, and Sanofi wishes to take from Selecta, a sublicense under certain rights granted to Selecta under such M.I.T. License Agreement and a license under other relevant patent rights and know-how owned by Selecta, upon the terms and conditions set forth in this Agreement.

G.                                    Simultaneously with execution of this Agreement, M.I.T. will execute the M.I.T. Letter Agreement (as defined herein), granting Sanofi certain rights in the event that the M.I.T. License Agreement is terminated for any reason.

NOW, THEREFORE, in consideration of the foregoing preliminary statements and the mutual covenants and agreements of the Parties contained in this Agreement, the Parties hereby agree as follows:

1.                                      DEFINITIONS.

As used in this Agreement, the following terms (and their correlatives) have the meanings set forth in this Section 1.

1.1                               “Affiliate” with respect to a Party, means any Person controlling, controlled by, or under common control with, such Party.  For the purpose of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with”, shall refer to (i) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or (ii) the beneficial ownership (as such term is defined in the 1934 Act) of at least 50% of the voting securities or other ownership interest of a Person; provided that if local law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests.

1.2                               “Alliance Manager” has the meaning assigned thereto in Section 5.1.

1.3                               “Annual Net Sales” means the cumulative total of all Net Sales of any single Licensed Product in all countries in the Territory during any calendar year during the Term.

1.4                               “Applicable Law” means all applicable laws, statutes, rules, regulations, and guidelines, including all applicable standards or guidelines promulgated by any applicable Governmental Authority.

1.5                               “BIND Cross License” means that certain Patent Cross-License Agreement, by and between Selecta and BIND Biosciences, Inc., dated as of December 18, 2008, as amended through the Effective Date, and as such agreement may be amended or restated in the future to the extent that any such amendment or restatement does not materially adversely affect the rights granted by Selecta to Sanofi under this Agreement by sublicense under the BIND Cross License.

1.6                               “BLA” means a Biologics License Application filed with the FDA or an equivalent application to any other Governmental Authority within the Territory requesting market approval for a new biological product (or a New Drug Application (“NDA”), or equivalent application, in the event that the FDA or other Governmental Authority determines that an NDA (or its foreign equivalent), rather than a BLA (or its foreign equivalent), is the appropriate mechanism for requesting such approval).

1.7                               “[***]” means [***].

1.8                               “Business Day” means a day other than Saturday, Sunday, or bank or other public holiday in New York, New York or Paris, France.

1.9                               “Calendar Quarter” means any one of the four three-month time periods in any calendar year commencing on January 1, April 1, July 1 and October 1 of such year.

1.10                        “Change of Control” means with respect to either Party (the “Acquired Entity”) (a) any sale, exchange, transfer, or issuance to or acquisition in one transaction or a series of related transactions by one or more Third Parties of shares representing more than fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity, whether such sale, exchange, transfer, issuance or acquisition is made directly or indirectly, by merger or otherwise, or beneficially or of record; (b) a merger or consolidation under Applicable Law of the Acquired Entity with a Third Party in which the shareholders of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity immediately prior to such merger or consolidation do not continue to hold immediately following the closing of such merger or consolidation at least fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such consolidation or (c) a sale or other disposition of all or substantially all of the assets of the Acquired Entity to one (1) or more Third Parties in one transaction or a series of related transactions; provided, however, that in every case, a Change of Control shall not include any transaction or series of transactions principally made for bona fide equity or debt financing purposes in which cash is received by such Party or indebtedness of such Party is cancelled or converted or a combination thereof.

1.11                        “CMC Data” means the chemistry, manufacturing and controls data required by Applicable Law to be included in a BLA for a Licensed Product.

1.12                        “Commercialization” means activities directed towards carrying out clinical studies after Regulatory Approval in the application country or region, marketing, promoting, distributing, importing, exporting, offering for sale or selling a Licensed Product, but not Manufacturing (or having Manufactured) any Licensed Product or component thereof.

1.13                        “Confidential Information” has the meaning assigned to such term in Section 16.1.

1.14                        “Control” or “Controlled” means, with respect to any Know-How or Patents, the possession (whether by ownership or license, other than by a license granted pursuant to this Agreement) by a Party of the ability to grant to the other Party a license or access as provided

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

herein to such Know-How or Patent, without violating the terms of any written agreement with a Third Party.

1.15                        “Cost Overrun” has the meaning assigned to such term in Section 4.2.

1.16                        “Cover”, “Covering” or “Covered” means, with respect to a Licensed Product, in the absence of a license granted under a Valid Claim, the manufacture, use, sale, offer for sale or import of such Licensed Product would infringe such Valid Claim.

1.17                        “Development” or “Develop” means all preclinical and clinical drug development activities undertaken to obtain Regulatory Approval of a Development Candidate or Licensed Product in accordance with this Agreement; provided that “Develop” will not include (a) any Research activities, or (b) any Manufacturing activities.  When used as a verb, “Develop” means to engage in Development.

1.18                        “Development Candidate” means a Research Vaccine Candidate that has been nominated by the JRC or by Sanofi according to the procedures set forth in Section 3.8.

1.19                        “Development Candidate Nomination Criteria” means the criteria set forth on Exhibit H.

1.20                        “Disclosing Party” has the meaning assigned to such term in Section 16.1.

1.21                        “Drug Master File” or “DMF” means any drug master file filed with the FDA or any other Governmental Authority with respect to a Licensed Product or any component or intermediate thereof.

1.22                        “Effective Date” means the date first set forth above.

1.23                        “EMA” means the European Medicines Agency, or any successor agency thereto.

1.24                        “Executive Officer” for Selecta means Selecta’s Chief Executive Officer, and for Sanofi means an officer of Sanofi who is a member of Sanofi’s Executive Committee.

1.25                        “Extension Indication” has the meaning assigned to such term in Section 1.37.

1.26                        “FDA” means the United States Food and Drug Administration, or any successor thereto.

1.27                        “Field” means, in all cases limited to the Indications, all human and animal fields of use, including therapeutic, prophylactic, palliative and diagnostic uses; provided that solely as to the M.I.T. Licensed Patents the Field shall be limited to use of a therapeutic or prophylactic vaccine for therapy and/or prophylaxis of all diseases in humans and/or other animals.

1.28                        “First Commercial Sale” means, with respect to any Licensed Product, the first sale by Sanofi, its Affiliates or Sublicensees for use or consumption by the general public of such Licensed Product in a country or region in the Territory after all required Regulatory Approvals have been granted, or otherwise permitted, by the governing health authority of such country or region.  “First Commercial Sale” shall not include the sale of any Licensed Product for use in clinical trials or for compassionate use prior to receipt of Regulatory Approval in the country or region in question.

1.29                        “Generic Product” means, with respect to any Licensed Product and any country in the Territory, any pharmaceutical product, which [***].

1.30                        “Governmental Authority” means any government, court, regulatory or administrative agency or commission, or other governmental authority, agency or instrumentality, whether federal, state or local (domestic or foreign), including, the FDA, the EMA and the U.S. Patent and Trademark Office (the “PTO”).

1.31                        “IFRS” means the International Financial Reporting System as adopted by the European Union, as consistently applied by Sanofi.

1.32                        “IND” means an Investigational New Drug Application to be filed with the FDA, and the equivalent application in jurisdictions outside the United States of America, including “Investigational Medicinal Product Dossier” filed or to be filed with the EMA.

1.33                        “Indemnification Claim Notice” has the meaning assigned thereto Section 18.4.

1.34                        “Indemnified Party” has the meaning assigned thereto Section 18.4.

1.35                        “Indemnifying Party” has the meaning assigned thereto Section 18.4.

1.36                        “Indemnitee” has the meaning assigned thereto Section 18.4.

1.37                        “Indications” means (a) the Initial Indication, and (b) the Optional Indications, if any, for which Sanofi has exercised its Sanofi Option and the Parties have amended this Agreement pursuant to Section 9.3.  Notwithstanding anything to the contrary, the Parties also agree, if a Development Candidate or Licensed Product developed in an Indication (e.g. [***] allergy) is discovered to be capable of treating patients who have a “combination” allergy that includes such Indication (e.g. [***] and [***]) or, due to antigenic cross-reactivity, an allergy outside the intended Indication (e.g. a Licensed Product developed for [***] allergies, is also useful in treating patients who are allergic to [***]), such indication which would otherwise not be an “Indication” will be deemed to be an “Extension Indication” under this Agreement, provided that for any such Extension Indication to apply, the composition of matter and use of a Development Candidate or Licensed Product shall not change in any way, and further, the rights granted by Selecta hereunder to any such Extension Indication hereunder shall be exclusive with respect to such Development Candidate or Licensed Product, and shall not apply beyond such Development Candidate or Licensed Product in any respects.

1.38                        “Initial Indication” means all human and animal diseases and disorders provoked by any antigens found in [***] that induce an inflammatory reaction characterized by Th2 responses and IgE antibodies.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.39                        “Invention” means any method, process, manufacture, compound, formulation, or composition of matter, whether or not patentable or copyrightable.

1.40                        “Joint Collaboration Technology” means all Inventions and Know-How, if any, discovered, conceived, or created, jointly by one or more [***].  Pursuant to Section 8.3, Selecta shall have rights in the Joint Collaboration Technology and Sanofi shall have rights in the Joint Collaboration Technology.

1.41                        “Joint Manufacturing Committee” or “JMC” has the meaning assigned thereto in Section 7.1.

1.42                        “Joint Research Committee” or “JRC” has the meaning assigned thereto in Section 6.1.

1.43                        “Know-How” means unpatented technical and other information which is not in the public domain including information comprising or relating to discoveries, Inventions, data, designs, formulae, methods, models, assays, research plans, procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development), processes (including manufacturing processes, specification and techniques), laboratory records, chemical, pharmacological, toxicological, pre-clinical, clinical, analytical and quality control data, trial data, case report forms, data analyses, reports or summaries and information contained in submissions to and information from ethical committees and regulatory authorities.  Know-How includes rights protecting Know-How.  The fact that an item is known to the public shall not be taken to exclude the possibility that a compilation including the item, and/or a development relating to the item, is (and remains) not known to the public.

1.44                        “Licensed Product” means any pharmaceutical product that contains a Development Candidate.

1.45                        “Licensing Revenues” means any revenues or any other consideration related to such the licensing or other arrangements (including but not limited to upfront payments, license fees, regulatory or sales milestone payments, royalties and/or profit sharing revenues) received by Selecta under any licensing or other arrangements with a Third Party with respect to any Licensed Product(s) whereby any data or license rights are transferred, assigned or licensed by to a third Party after a Program Transfer.

1.46                        “Losses” has the meaning assigned thereto in Section 18.1.

1.47                        “Manufacturing” or “Manufacture” means, as applicable, all activities related to the production, manufacture, processing, filling, packaging, labeling, shipping, warehousing, holding and storage of Development Candidates, Licensed Products and/or any components thereof, including to make and have made any of the foregoing, process and formulation development, process qualification and validation, test method development, in-process testing, stability testing, release testing, manufacturing scale-up, preclinical, clinical and commercial

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

manufacture and analytical methods development and validation, product characterization, formulation, quality assurance and quality control development, and testing and release.

1.48                        “M.I.T.” has the meaning assigned to such term in the Preliminary Statement.

1.49                        “M.I.T. Letter Agreement” means that certain Letter Agreement, dated as of the Effective Date, duly executed by M.I.T. and Sanofi, a copy of which is attached hereto as Exhibit F.

1.50                        “M.I.T. License Agreement” means that certain Exclusive Patent License Agreement with M.I.T. effective November 5, 2008, as amended through the Effective Date, as attached hereto as Exhibit F, and as such agreement may be amended or restated in the future to the extent that any such amendment or restatement does not materially adversely affect the rights granted by Selecta to Sanofi under this Agreement by sublicense under the M.I.T. License Agreement.

1.51                        “M.I.T. Licensed Patents” means the PATENT RIGHTS, as such block capitalized terms are defined in the M.I.T. License Agreement, including those Patents listed on Exhibit A.

1.52                        “Net Sales” means, with respect to any Licensed Product, the gross amount invoiced to Third Parties (other than Sublicensees) by Sanofi, its Affiliates or its Sublicensees, as the case may be, for such Licensed Product, commencing with the First Commercial Sale of such Licensed Product, less deductions for: [***].

Notwithstanding the foregoing, in the event a Licensed Product is sold in conjunction with another active ingredient so as to be a combination product (whether packaged together or in the same therapeutic formulation) in a country in the Territory, Net Sales of the Licensed Product shall be calculated by [***].

Sanofi’s or any of its Affiliate’s or Sublicensee’s transfer of Licensed Product to Sanofi or an Affiliate or Sublicensee shall not result in any Net Sales and Net Sales instead will be based on subsequent sale or distribution to a Third Party that is not a Sublicensee, unless such Licensed Product is consumed by such Affiliate or Sublicensee in the course of its commercial activities.  Further, the disposition of Licensed Product for, or the use of Licensed Product in, pre-clinical or clinical (Phase I — III) trials, other market-focused (Phase IV or V) trials, or other Regulatory Approvals or free samples shall not result in any Net Sales, unless Sanofi is reimbursed.

1.53                        “1934 Act” means the Securities Exchange Act of 1934, as amended, and all regulations promulgated pursuant thereto from time to time.

1.54                        “Optional Indications” means [***], other than the Initial Indication, that are [***].  For illustrative purposes only, examples of “Optional Indications” include: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.55                        “Out-of-Pocket Costs” means, in accordance with IFRS expenses incurred by a Party and for the avoidance of doubt, not including pre-paid amounts and capital expenditure.

1.56                        “Party” means Selecta or Sanofi and, when used in the plural, means Selecta and Sanofi.

1.57                        “Patent Challenge” means a challenge to the validity, patentability, enforceability and/or non-infringement of any of the Patents within Selecta Licensed Technology or otherwise opposing any of such Patents, including any M.I.T. Licensed Patents.

1.58                        “Patents,” as used in this Agreement, means all letters patent, patent applications and statutory invention registrations throughout the Territory, as well as any and all substitutions, extensions (including supplementary protection certificates), renewals, continuations, continuations-in-part, divisions, patents-of-addition, re-examinations and/or reissues thereof.

1.59                        “[***]” means [***].

1.60                        “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or any agency or political subdivision thereof.

1.61                        “Phase I Study Initiation” means the first dose administered to the first patient in the first human clinical trial conducted, whether in the United States or outside the United States, in accordance with Title 21, Section 312.21(a) of the U.S. Code of Federal Regulations (as amended or replaced) or equivalent statute in the country in which the trial is being conducted.

1.62                        “Phase II Study Initiation” means the first dose administered to the first patient in the first human clinical trial, whether in the United States or outside the United States, intended for submission to the FDA, or the applicable foreign Governmental Authority empowered to grant Regulatory Approval of a BLA, and designed to indicate a statistically significant level of efficacy for or a biomarker therefor for a product in the desired Indication, as well as to obtain some indication of the dosage regimen required.

1.63                        “Phase III Study Initiation” means the first dose administered to the first patient in the first human clinical trial, whether in the United States or outside the United States, designed to establish the safety and efficacy of and required to obtain clinical registrations of a product with the FDA, or the applicable foreign Governmental Authority empowered to grant Regulatory Approval of a BLA.

1.64                        “Receiving Party” has the meaning assigned to such term in Section 16.1.

1.65                        “Regulatory Approval” means the first to occur of any of the following on a country-by-country basis: (a) in the United States, [***], (b) in any other country in the Territory, [***], or (c) in any country in the Territory, [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.66                        “Regulatory Filings” has the meaning assigned thereto in Section 11.3.

1.67                        “Research” means the discovery, identification, research, characterization, modification, derivatization, optimization, and pre-clinical testing of Research Vaccine Candidates.

1.68                        “Research Plan” has the meaning assigned thereto in Section 3.4.

1.69                        “Research Vaccine Candidates” means a vaccine, and any of its components, which is required in all cases to contain an antigen (or is otherwise co-administered with an antigen)  except as provided in the last sentence of this definition, which is discovered, conceived, created or reduced to practice, or Researched, solely by or on behalf a Party or jointly by or on behalf the Parties prior to or in the course of conducting the activities under the Research Plan that incorporates or uses Selecta Licensed Technology and is intended to be used in, or can be used in the Field.  A Research Vaccine Candidate for an Optional Indication of [***] that contains at least one adjuvant that enhances an antigen-specific manner an immune response to an exogenous allergen for prophylactic or therapeutic benefit need not contain an antigen, save that any such Research Vaccine Candidate and any related Development Candidate or Licensed Product, that in each case is without an antigen (collectively, “Antigen-Free Licensed Product”), is licensed hereunder, and may be used in, only the designated Optional Indication and shall not be eligible for any Extension Indications.

1.70                        “Sanofi Blocking Patents” means Patents within the Sanofi Collaboration Technology directed at Selecta’s [***] technology or [***] technology, that would, in the absence of a license thereunder, be infringed by the manufacture, use, sale, offer for sale, or importation of a vaccine using Selecta’s [***] or [***] technologies; provided, however, that Sanofi Blocking Patents shall include those Patents directed  [***], but in no event shall include those claims of any Patents directed to (a) [***], or (b) [***].

1.71                        “Sanofi Collaboration Technology” means all Inventions and Know-How discovered, conceived, or created, solely [***] and in whose Inventions and Know-How Sanofi otherwise has ownership rights, in each case as a result of the performance of [***] as well as any and all Patents arising from the same.

1.72                        “Sanofi Indemnitee” has the meaning assigned thereto in Section 18.2.

1.73                        “[***]” means [***].

1.74                        “Selecta Collaboration Technology” means all Inventions and Know-How discovered, conceived, or created, solely [***] and in whose Inventions and Know-How Selecta otherwise has ownership rights, in each case as a result of the performance of [***], as well as any and all Patents arising from the same.

1.75                        “Selecta Indemnitee” has the meaning assigned thereto in Section 18.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.76                        “Selecta Licensed Technology” means all Patents and Know-How Controlled by Selecta, on or after the Effective Date during the Term, including the M.I.T. Licensed Patents, which are useful to Research, Develop or Commercialize, either Research Vaccine Candidates, Development Candidate(s) and/or Licensed Products in Field; provided that to the extent Selecta has only a non-exclusive license to those Patents in-licensed under the BIND Cross License, Selecta grants, under this Agreement, to Sanofi an exclusive license to such non-exclusive rights.  A list of Patents included in the Selecta Licensed Technology as of the Effective Date is included in Exhibit B.  For the purposes of clarity, the Selecta Licensed Technology includes the Selecta Collaboration Technology and all of the Selecta’s rights in the Joint Collaboration Technology.

1.77                        “Selecta FTE Costs” means, for all activities performed by Selecta in accordance with the Expanded Selecta Scope of Work or the Development Plan, the product of (a) the number of FTEs used by Selecta for such activities as set forth in the Expanded Selecta Scope of Work or the Development Plan and (b) the Selecta FTE Rate.  For the avoidance of doubt, [***].

1.78                        “Selecta FTE Rate” means US$[***] per FTE,[***].  The Selecta FTE Rate is fully burdened and includes for each FTE, [***].

1.79                        “Selecta Development Plan Expenses” means the following costs and expenses incurred by Selecta after the Effective Date directly in connection Selecta’s activities in accordance with the Development Plan:

(a)                                 Out-of-Pocket Costs associated with the conduct of any Development activities performed by Selecta or by a Third Party on behalf of Selecta in accordance with the Development Plan (and for clarity are not otherwise included as part of the FTE Rate);

(b)                                 Selecta FTE Costs; and

(c)                                  any other costs or expenses specifically identified and included in the Development Plan.

1.80                        “Selecta Manufacturing Data” means all Manufacturing and quality control data, CMC Data, and other Manufacturing information related to Research Vaccine Candidates, Development Candidates or Licensed Product or any component or intermediate thereof and the Manufacturing process therefor.

1.81                        “Selecta Platform Technology” means all Selecta Licensed Technology (including, for clarity, Joint Collaboration Technology) that (i) is a part of Selecta’s [***] or [***] technologies,  and (ii) has applicability outside the Field or both in and outside the Field.

1.82                        “Service Provider” means any Third Party service providers such as contract research organizations, clinical research organizations, contract manufacturing organizations, consultants, subcontractors or other independent contractors performing on behalf of a Party such Party’s obligations under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.83                        “Sublicensee” means a Third Party to which Sanofi has granted sublicense rights under the Selecta Licensed Technology or further sublicense rights under the M.I.T. License Agreement.

1.84                        “Territory” means all of the countries in the entire world.

1.85                        “Third Party” means any Person who or which is neither a Party nor an Affiliate of a Party.

1.86                        “Third Party Claim” has the meaning assigned thereto in Section 18.1.

1.87                        “Third Party Royalties” has the meaning assigned thereto in Section 12.4(a).

1.88                        “Trademarks” has the meaning assigned thereto in Section 11.5.

1.89                        “Valid Claim” means a claim of any examined and issued composition of matter, method of manufacture, or method of use Patent that has not been revoked or held invalid or unenforceable by final decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that is not admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; provided, further, that if Selecta continues to owe royalties to M.I.T. under the M.I.T. License Agreement with respect to sales of a Licensed Product by Sanofi or its Sublicensees in a country at a time during the Term when royalties are no longer owed by Sanofi under Section 12.3 of this Agreement for such Licensed Product in such Country, then with respect to any of the M.I.T. Licensed Patents, “Valid Claim” for purposes of this Agreement means any claims in the M.I.T. Licensed Patents which are licensed hereunder.

2.                                      COLLABORATION OVERVIEW.

2.1                               Direction.  Subject to the terms and conditions of this Agreement, the Research activities to be conducted by the Parties pursuant to the Research Plan shall be under the direction of the JRC.  Once a Development Candidate has been nominated by the JRC or by Sanofi pursuant to Section 3.8, all Development activities shall be under the direction of Sanofi pursuant to the Development Plan.

2.2                               Collaboration.  Subject to the terms and conditions of this Agreement, the Parties agree to collaborate with respect to (i) certain Research activities to be conducted by Selecta and Sanofi in connection with the Research Plan as set forth in Section 3, and (ii) and certain Development activities, if any, in connection with the Development Plan as set forth in Section 4.

3.                                      RESEARCH PROGRAM.

3.1                               Objectives.  Each Party will carry out Research activities as set forth in the Research Plan, with the objective of generating a Research Vaccine Candidate which meets the Development Candidate Nomination Criteria.  Notwithstanding anything to the contrary herein, unless otherwise agreed to by the Parties, Selecta’s Research activities shall be limited to those activities set forth in the then applicable Research Plan.

3.2                               Research Term.  The “Research Term” will commence on the Effective Date and will continue until the earlier of (x) the nomination of a Development Candidate for the Initial Indication by the JRC or Sanofi pursuant to Section 3.8, or (y) the [***]-anniversary of the Effective Date, unless extended as set forth in Section 3.4.  The Research Term shall apply to the Initial Indication and [***] on an Indication-by-Indication basis.  The Research Term for any such Indication may be extended if both Parties agree to do so in writing.

3.3                               Conduct of Research Program.

(a)                                 Research Program.  During the Research Term, each Party will use commercially reasonable efforts to conduct the activities which are assigned to such Party under the then-current Research Plan, and Selecta’s Research efforts will at all times be expressly limited to the Research Plan and Expanded Selecta Scope of Work unless otherwise agreed in writing by the Parties pursuant to Section 3.3(b).  During the Research Term, subject to the requirements of the Research Plan or Expanded Selecta Scope of Work, and this Agreement, each Party will have sole decision-making authority with respect to day-to-day conduct of the Research activities allocated to it under the Research Plan.

(b)                                 Expanded Selecta Scope of Work.  At the JRC’s request, and if the Parties agree in writing to do so, Selecta may engage in Research activities beyond the then current Research Plan (the “Expanded Selecta Scope of Work”) so long as the Parties also agree in writing to a budget for such Expanded Selecta Scope of Work ahead of time.  The Parties currently envision that Sanofi will reimburse Selecta for all of Selecta’s FTE Costs and Out-of-Pocket Costs incurred by Selecta pursuant to its performance of the activities under the Expanded Selecta Scope of Work which are included in the agreed upon budget.

3.4                               Research Plans.  The Parties agree to prepare [***] annual research plans (collectively with the Selecta Research Plan as defined in Exhibit C, the “Research Plan”).  The JRC will review and approve the [***] annual Research Plans to be in effect during the [***] year after the Effective Date, and which shall be appended to this Agreement as part of Exhibit C.  If the JRC cannot agree on an annual Research Plan within [***] after the respective anniversary of the Effective Date, then the dispute will be resolved in accordance with the mechanism of Section 6.5(b).  Selecta’s contributions specified in any of the annual Research Plans shall be consistent with Selecta’s commitments set forth in the Selecta Research Plan in Exhibit C.  Absent earlier termination of this Agreement as permitted hereunder, the Parties will continue to perform the Research Plan for the first [***] months of the Term.  In the event that Selecta is unable to complete its Research obligations set forth in the [***] annual Research Plan by the end of the Research Term as established in Section 3.2, then Selecta’s obligations with respect to the completion of such Research shall be limited to exercising commercially reasonable efforts to complete such Research for no more than [***] after the end of the Research Term as established in Section 3.2.  Except pursuant to the procedure set forth in Section 3.3(b), Selecta cannot be required under this Agreement to perform more than the tasks assigned to Selecta as set forth as of the Effective Date in the Selecta Research Plan attached

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

hereto as Exhibit C.  Further, all Research to formulate nanoparticles under the Research Plan shall be performed solely by Selecta.

3.5                               Costs.  [***].

3.6                               Know-How Exchange.  Selecta will make available to Sanofi all Know-How listed in Exhibit D as well as any other Know-How within Selecta Licensed Technology reasonably requested by Sanofi and otherwise within the scope of the license grant set forth in Section 9.1(a).  Results of Research will also be exchanged via status reports to the JRC.

3.7                               Record-keeping.  All Research activities conducted by either Party under the Research Plan will be completely and accurately recorded in separate laboratory notebooks, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes.  Upon reasonable advance notice, and at reasonable intervals, each Party will have the right to inspect and copy such records of the other Party reflecting work done under the Research Plan, to the extent reasonably required to carry out its respective obligations and to exercise its respective rights under this Agreement.

3.8                               Nomination of Development Candidate.

(a)                                 By JRC.  At such time as a Research Vaccine Candidate is shown in the course of performance of the Research Plan to meet or exceed the Development Candidate Nomination Criteria, the JRC will review the data generated by the performance of the Research Plan with respect to such Development Candidate, and will decide whether or not to nominate such Research Vaccine Candidate as a Development Candidate; provided, however, if the Selecta JRC members vote to nominate such Research Vaccine Candidate which has met or exceeded the Development Candidate Nomination Criteria, and the Sanofi JRC members, agree that such Research Vaccine Candidate meets or exceeds Development Candidate Nomination Criteria, but nonetheless vote against nominating such Research Vaccine Candidate a Development Candidate, then Development Milestone set forth in Section 12.2(a)(ii) shall be deemed to be achieved and Sanofi shall be obligated to make the associated US$5,000,000 payment to Selecta.

(b)                                 By Sanofi.  Notwithstanding anything to the contrary set forth in Section 3.8(a), Sanofi will have the right at any time during the Research Term to nominate as a Development Candidate any Research Vaccine Candidate whether or not such Research Vaccine Candidate meets or exceeds the Development Candidate Nomination Criteria, or whether or not the JRC has agreed to take such actions.  Sanofi’s nomination of a Development Candidate under this Section 3.8(b) shall then be deemed to be the achievement of a Development Milestone as set forth in Section 12.2(a)(i), and Sanofi shall be obligated to make the associated US$5,000,000 payment to Selecta.

3.9                               Use of Third Parties.  Neither Party nor any of its Affiliates will use any Third Party to perform any particular Research activity valued at greater than [***] unless specifically authorized in the Research Plan or otherwise authorized by the JRC.  In the event a Party is

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

permitted to use a Third Party to perform Research activities under the preceding sentence, such Party will ensure that any Know-How or Patents related to Research Vaccine Candidate arising from the activities of such Third Party are assigned to the contracting Party with no rights retained by the Third Party.

4.                                      DEVELOPMENT PROGRAM.

4.1                               Objectives and Scope.  The Parties agree to discuss in good faith Development activities to be performed by Selecta, to support and/or assist Sanofi in connection with Sanofi’s efforts to Develop the Development Candidate.  In connection with any such Development activities to be performed by Selecta, first, Sanofi shall provide Selecta with a general description (which shall include the goals and scope) of the activities proposed to be performed by Selecta (apart from the Manufacturing activities to be undertaken by Selecta as provided in Section 14).  Promptly after receiving such description from Sanofi, but in no event more than thirty (30) days thereafter, Selecta shall inform Sanofi whether Selecta is willing to perform such activities, and if not, Selecta shall meet with Sanofi to explain why, or alternatively if so willing Selecta shall prepare and submit to Sanofi for its approval a detailed work plan of such Development activities, including reasonable estimates of necessary personnel, equipment and facilities and a proposed budget of Selecta Development Plan Expenses (such work plan, as approved by Sanofi, and as may be modified or updated from time to time by written agreement of the Parties, the “Development Plan”).  Selecta shall only refuse to perform such proposed Development activities for [***].  The Joint Research Committee shall regularly review, update (including to add new or additional activities) and, as necessary, modify the Development Plan from time to time.

4.2                               Payment of Selecta Development Plan Expenses.  As set forth in Section 4.1, the Development Plan will include a budget of Selecta Development Plan Expenses to be incurred.  Sanofi will pay Selecta for Selecta Development Plan Expenses in the manner set forth in this Section 4.2, provided that such Selecta Development Plan Expenses are incurred per the budget for such activities included in the Development Plan as approved by Sanofi and do not exceed [***]% of the budget for the activities during the applicable Calendar Quarter.  Notwithstanding anything herein to the contrary, in no event shall Sanofi have any obligation to pay for any Selecta Development Plan Expenses related to any activities that exceed [***]% of the of the budget for such activities (as the budget may be amended pursuant to this Section 4.2).  Selecta will provide an invoice to Sanofi promptly following the [***] of each Calendar Quarter that details the Selecta Development Plan Expenses [***] incurred by it during such Calendar Quarter.  Sanofi will make a payment to Selecta of such invoiced amount within [***] days following receipt thereof.  Within [***] days following the end of each Calendar Quarter, Selecta will provide Sanofi with a report containing a detailed account of activities actually performed and Selecta Development Plan Expenses actually incurred during such Calendar Quarter.  Such report will specify in reasonable detail (as agreed with Sanofi) all Selecta Development Plan Expenses during such Calendar Quarter and will be accompanied by invoices, and/or such other appropriate supporting documentation as may be reasonably required by Sanofi.  The Parties will work together to reconcile, in a timely fashion, the Selecta Development Plan Expenses set forth

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

in the reports presented by Selecta with Sanofi’s payments for such Calendar Quarter.  If the Parties determine that such payments exceed Selecta’s reported Selecta Development Plan Expenses, then the amount of such excess will be credited against the next payment of Selecta Development Plan Expenses by Sanofi hereunder (or, if no such payment is anticipated, refunded by Selecta to Sanofi within [***] days of such determination).  If the Parties determine that Selecta’s reported Selecta Development Plan Expenses exceed the amount paid by Sanofi but such excess does not rise to the level of a Cost Overrun (as defined below), then Sanofi will pay the excess amount to Selecta together with amounts paid under the next Calendar Quarter invoice (or, if no such payment is anticipated, paid by Sanofi to Selecta within [***] days of such determination). Selecta will report to Sanofi all Selecta Development Plan Expenses incurred by it for comparison against such invoices and the Development Plan, on a line item basis (e.g., budgeted Selecta FTE Costs and actual Out-of-Pocket Costs).  Sanofi will have the right upon reasonable prior notice to audit Selecta’ records to confirm the accuracy of Selecta’ costs and reports with respect to Selecta Development Plan Expenses under this Agreement.  If Selecta anticipates that any Selecta Development Plan Expenses may exceed an amount equal to [***]% of the budget for the associated tasks as set forth in the Development Plan (such excess, a “Cost Overrun”), then Selecta will give notice to Sanofi of such anticipated Cost Overrun, and Sanofi will in good faith (in consultation with Selecta) decide to modify the Development Plan to reduce the costs appropriately and/or to increase the budget for such tasks so that there is no longer a Cost Overrun.  For the purpose of clarity, Sanofi shall not reimburse Selecta for any costs incurred by Selecta in performance of Selecta’s Joint Research Committee obligations.

4.3                               Conduct of Development Plan.  Selecta shall:

(a)                                 use [***] to perform the work set out for it to perform under the Development Plan, including by using sufficient personnel with sufficient skills and experience, together with sufficient equipment and facilities;

(b)                                 conduct the Development Plan in good scientific manner, and in compliance with all requirements of all Applicable Laws, rules and regulations and all other requirements of any applicable good laboratory practices to attempt to achieve the objectives of the Development Plan efficiently and expeditiously;

(c)                                  no less frequently than [***] or as otherwise set forth in the Development Plan or as may be reasonably requested by the Joint Research Committee, furnish the Joint Research Committee with written reports summarizing all of the activities conducted during the applicable period;

(d)                                 promptly provide an Invention disclosure report to the Joint Research Committee with respect to any Invention included in the Selecta Licensed Technology;

(e)                                  allow representatives of Sanofi, upon reasonable notice and during normal business hours, to visit the facilities of where the Development Plan is being conducted, and consult informally, during such visits and by telephone, with Selecta’s personnel performing work on the Development Plan;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(f)                                   maintain worker’s compensation, employer’s liability and comprehensive general liability insurance, to the extent applicable, with respect to the work it is performing under the Development Plan in such amounts as it customarily maintains with respect to similar research programs, [***], and ensure that Service Providers approved to perform any of Selecta’s obligations under the Development Plan or pursuant to Section 4.4 do likewise.  The terms and conditions of such insurance policies and any and all amendments thereto, as well as the amount actually insured and the amount of coverage Selecta or any such Third Party customarily maintains, shall be supplied to Sanofi on request; and

(g)                                  ensure that all of its employees, agents and Service Providers (including the faculty, employees and agents of any such Service Provider) involved in the Development Plan on Selecta’s behalf agree, in writing, to assign to Sanofi, directly or indirectly, such Person’s entire interest in and to any and all Inventions and Know-How arising from such involvement, unless Sanofi otherwise agrees in advance.

4.4                               Service Providers.  If Selecta engages a Service Provider, prior to engaging such Service Provider, Selecta shall obtain a written agreement with such Service Provider containing appropriate confidentiality and non-use provisions and written assignments to Selecta of such Person’s entire interest in and to any and all Inventions that such Service Provider may discover, conceive, create, reduce to practice or show to have utility by reason of work performed under such contract, subject to usual and customary exclusions which shall be noted in writing.

4.5                               Records.

(a)                                 Selecta shall (and shall cause all Service Providers to) maintain records, in sufficient detail and in good scientific manner, which shall be complete and accurate in all material respects and shall fully and properly reflect all work done and results achieved in the performance of the Development Plan (including all material data in the form required under all material Applicable Laws and regulations).

(b)                                 Upon reasonable request, Selecta shall share all information contained in such records with Sanofi. Sanofi shall have the right, at its sole expense, during normal business hours, and upon reasonable notice, to inspect and copy all such records of Selecta or any Service Provider relating specifically to the Development Plan to the extent reasonably required for Sanofi to perfect or exercise its rights under this Agreement.

4.6                               Research Extension.  At any time during the term of the Development Plan but in any event before the fifth (5th) anniversary of the start of the Research Term for the applicable Indication, Sanofi and Selecta may agree to [***] in such Indication in collaboration with Sanofi hereunder to replace the previously nominated Development Candidate with a newly nominated Development Candidate as provided below.  That period (a “Research Extension”) of additional Research, will be for the length as agreed to by the Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.7                               Termination of Development Plan; Effect.  At any time during the term of the Development Plan, Sanofi shall have the right to terminate the Development Plan upon [***] days’ written notice to Selecta.

(a)                                 In the event of termination or expiration of the Development Plan by Sanofi pursuant to Section 4.7, Selecta shall (i) promptly transfer to Sanofi copies, whether in written or electronic form, of all data, reports, records and materials related to Selecta Licensed Technology reasonably requested by Sanofi in connection with its efforts to Develop Licensed Products under the Development Plan, all to the extent not previously provided to Sanofi and in Selecta’s Control; and (ii) furnish to Sanofi all unused materials provided to Selecta by Sanofi in connection with the Development Plan.

(b)                                 The termination of the Development Plan pursuant to this Section 4.7 shall be without prejudice to, and shall not affect, any of the Parties’ respective rights and obligations under this Agreement that do not specifically relate to the Development Plan, subject to Section 19.

5.                                      ALLIANCE MANAGERS.

5.1                               Appointment.  Within [***] days after the Effective Date, each of the Parties will appoint a single individual to act as a single point of contact between the Parties to facilitate the effective exchange of information between the Parties and discuss the performance of this Agreement (each an “Alliance Manager”).  Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party.  Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party.

5.2                               Responsibilities.  The Alliance Managers will use good faith efforts to attend all Joint Research Committee and Joint Manufacturing Committee meetings and support their respective Joint Research Committee and Joint Manufacturing Committee members in the discharge of their responsibilities.  Alliance Managers will be non-voting participants in the Joint Research Committee and Joint Manufacturing Committee, unless they are also appointed members of the Joint Research Committee or Joint Manufacturing Committee.  An Alliance Manager may bring any matter to the attention of the Joint Research Committee, the Joint Manufacturing Committee or any other committee (ad hoc or otherwise) established under this Agreement or the M.I.T. License Agreement if such Alliance Manager believes that the matter warrants the attention of such committee.  Each Alliance Manager will be charged with creating and maintaining a collaborative work environment within and among the Parties.  In addition, each Alliance Manager will: (a) coordinate the interactions between the relevant functional representatives of the Parties; (b) unless otherwise specified, identify and bring disputes to the attention of the Joint Research Committee or Joint Manufacturing Committee in a timely manner; (c) assist with governance activities, such as the conduct of required committee meetings and drafting of meeting minutes; (d) monitor and ensure that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed and (e) unless

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

otherwise specified, serve as the initial point of contact to resolve any disputes between the Parties.  From time to time, each Party may reasonably request that the Alliance Managers facilitate a meeting between appropriate senior level executives of the Parties to discuss any issues relevant to the relationship of the Parties under this Agreement or the M.I.T. License Agreement.

6.                                      JOINT RESEARCH COMMITTEE.

6.1                               Size and Objectives.  The Parties shall establish a joint research committee within [***] days after the Effective Date (the “Joint Research Committee” or the “JRC”). The Joint Research Committee shall be comprised of [***] designated by [***] (or such other number as the Parties may agree).  The Joint Research Committee shall be responsible for establishing and overseeing the performance of the Research Plan and monitoring the performance of the Development Plan.

6.2                               Members.  Members of the Joint Research Committee may be represented at any meeting by a designee who is appointed by such member for such meeting and who has authority to act on behalf of such member.  The chairperson of the Joint Research Committee shall be designated by Sanofi, subject to the written approval of Sanofi not to be unreasonably withheld.  Selecta shall designate one of its representative members as secretary to the Joint Research Committee, subject to the written approval of Selecta not to be unreasonably withheld.  Each Party shall be free to replace its representative members with new appointees who have authority to act on behalf of such Party, on notice to the other Party.

6.3                               Responsibilities.  The duties of the Joint Research Committee include:

(a)                                 serve as a forum for an exchange and discussion of the results of the Research Plan;

(b)                                 evaluating and determining scientific criteria to be implemented under the Research Plan;

(c)                                  proposing, from time to time, modifications to the Research Plan (whereas approving and modifying the Research Plan is as provided in Section 3.4);

(d)                                 providing guidance for the implementation of the Research Plan;

(e)                                  discussing and reviewing Patent filings within Joint Collaboration Technology as contemplated by Section 8.6(c);

(f)                                   evaluating data from the Research Plan and making recommendations to the JRC for its nomination of Development Candidate for further Development by Sanofi;

(g)                                  reviewing and evaluating progress, milestone achievement and diligence with regards to Research activities;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(h)                                 reviewing and coordinating scientific publications directly related to the Research Plan consistent with Section 21.9;

(i)                                     providing for the exchange of information between the Parties relating to the Research Plan;

(j)                                    addressing issues and resolving differences that may arise between the Parties with respect to the Research Plan; and

(k)                                 performing the mandatory tasks listed on Exhibit I during the first meeting of the JRC.

6.4                               Meetings.  The Joint Research Committee shall meet either in person or by audio or video teleconference at least [***] every calendar year, and more frequently as the chairperson reasonably deems appropriate, on such dates and at such times as the Parties shall agree, on ten (10) days’ written notice to the other Party unless such notice is waived by the Parties.  The Joint Research Committee may convene or be polled or consulted from time to time by means of telecommunications, video conferences or correspondence, as deemed necessary or appropriate by the Parties.  To the extent that meetings are held in person, they shall alternate between the offices of the Parties unless the Parties otherwise agree.  The chairperson shall be responsible for sending notices of meetings to all members.  The Parties shall endeavor to hold the first meeting of the JRC within one month of the Effective Date.

6.5                               Decisions.

(a)                                 A quorum for a meeting of the Joint Research Committee shall require the presence of at least one Selecta member (or designee) and at least one Sanofi member (or designee) in person or by telephone.  All decisions made or actions taken by the Joint Research Committee shall be made unanimously by its members, with the Selecta members cumulatively having one vote and the Sanofi members cumulatively having one vote.

(b)                                 In the event that unanimity cannot be reached by the Joint Research Committee with respect to a matter that is a subject of its decision-making authority, then the matter shall be referred for further review and resolution to the Executive Officers.  The Executive Officers shall use reasonable efforts to resolve the matter within [***] Business Days after the matter is referred to them.  If the Executive Officers cannot resolve any such matter within [***] Business Days, the matter shall be decided by [***]; provided, however, that [***] shall not have final decision-making authority regarding (1) any increase in [***] financial obligations under the Research Plan or Development Plan (including [***]) by more than [***], or (2) any changes to the Research Plan (including [***]) or [***].  The JRC shall not have any power to otherwise amend, modify or waive compliance with this Agreement.

6.6                               Minutes.  Within fifteen (15) days after each Joint Research Committee meeting, the secretary of the Joint Research Committee shall prepare and distribute minutes of the meeting, which shall provide a description in reasonable detail of the discussions had at the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

meeting and a list of any actions, decisions or determinations approved by the Joint Research Committee.  The secretary shall be responsible for circulation of all draft and final minutes.  Draft minutes shall be first circulated to the chairperson, edited by the chairperson and then circulated in final draft form to all members of the Joint Research Committee sufficiently in advance of the next meeting to allow adequate review and comment prior to the meeting.  Minutes shall be approved or disapproved, and revised as necessary, at the next meeting.  Final minutes shall be distributed to the members of the Joint Research Committee.

6.7                               Expenses.  Each Party shall be responsible for all travel and related costs for its representatives to attend meetings of, and otherwise participate on, the Joint Research Committee.

6.8                               Term.  Unless otherwise agreed to by the Parties, the Joint Research Committee shall exist until [***] on an Indication-by-Indication basis; provided that the Research Committee shall be reconstituted if additional Research is performed hereunder on such Indication after such nomination. If any decision making authority assigned to the Joint Research Committee under this Agreement necessarily extends beyond the term of the Joint Research Committee as defined in the previous sentence, then such decision making authority shall be automatically transferred to the Alliance Managers.  If the Alliance Managers (or their designees) cannot reach agreement with respect to a matter that is a subject of their decision-making authority, then the matter shall be referred for further review and resolution to an Executive Officer at Sanofi, or such other similar position designated by Sanofi from time to time, and an Executive Officer at Selecta, or such other similar position designated by Selecta from time to time.  The designated Executive Officers of each Party shall use reasonable efforts to resolve the matter within [***] Business Days after the matter is referred to them.  If the designated Executive Officers cannot resolve any such matter within such [***] days, the matter shall be decided by [***], subject to the proviso in Section 6.5(b).  Upon any termination of the Joint Research Committee, the Alliance Managers will remain the contact persons for the exchange of information between the Parties.

6.9                               Sub-Committees.  The JRC may establish such other committees (each, a “Sub-Committee”) as it deems appropriate. Each Sub-Committee shall contain at least one Selecta representative, and one Sanofi representative, and the chairperson of each such Sub-Committee shall be designated by Sanofi (subject to the approval of Selecta, not to be unreasonably withheld).

6.10                        Sub-Committee Meetings and Procedures.

(a)                                 Each Sub-Committee shall meet either in person or by audio or video teleconference as often as agreed to by the Parties. The chairperson of each Sub-Committee shall be responsible for calling meetings and preparing and circulating an agenda in advance of each meeting of each Sub-Committee. The chairperson of each Sub-Committee shall be responsible for preparing and issuing minutes of each meeting within thirty (30) days thereafter.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)                                 A quorum of a Sub-Committee shall exist whenever there is present at or participating in a meeting at least one (1) representative appointed by each Party.  Members of a Sub-Committee may, at each such member’s option, attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by, and be heard by, the other participants.  The chairperson of the Sub-Committee shall make appropriate arrangements accordingly.

(c)                                  A Sub-Committee shall take action by consensus of the members present at a meeting at which a quorum exists, with each Party having a single vote irrespective of the number of representatives of such Party in attendance, or by a written resolution signed by one (1) representative of Sanofi, and one (1) representative of Selecta, on such Sub-Committee.

(d)                                 If a Sub-Committee other than the JRC cannot, or does not, reach consensus on an issue within its jurisdiction, then the dispute shall be referred to the JRC for resolution and a special meeting of the JRC may be called for such purpose.

7.                                      JOINT MANUFACTURING COMMITTEE.

7.1                               Size and Objectives.  The Parties shall establish a joint manufacturing committee within [***] after nomination of a Development Candidate (the “Joint Manufacturing Committee” or the “JMC”). The Joint Manufacturing Committee shall be comprised of [***] representatives designated by each Party (or such other number as the Parties may agree).  The Joint Manufacturing Committee shall be responsible for establishing and overseeing the performance of the Manufacturing of the Research supply, the Development Candidate supplies and the Licensed Products; provided that the Joint Manufacturing Committee may not change any of the rights or obligations of the Parties set forth in Section 14.

7.2                               Members.  Members of the Joint Manufacturing Committee may be represented at any meeting by a designee who is appointed by such member for such meeting and who has authority to act on behalf of such member.  The chairperson of the Joint Manufacturing Committee shall be designated by [***], subject to the written approval of [***] not to be unreasonably withheld.  [***] shall designate one of its representative members as secretary to the Joint Manufacturing Committee, subject to the written approval of Sanofi not to be unreasonably withheld.  Each Party shall be free to replace its representative members with new appointees who have authority to act on behalf of such Party, on notice to the other Party.

7.3                               Responsibilities.  The duties of the Joint Manufacturing Committee include:

(a)                                 reviewing and approving the CMC section of any Regulatory Filing, subject to Section 11.3;

(b)                                 coordinate forecasting, ordering and other supply-related logistics;

(c)                                  discuss supply-related issues, including shortfalls and quality issues;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)                                 discuss and coordinate manufacturing-related complaints, recalls and any other supply related issues;

(e)                                  review and discuss proposals to engage, qualify and maintain manufacturers, including Third Party Manufactures, taking into account where they are located;

(f)                                   discuss the content and scope of any quality audit undertaken, or to be undertaken, relating to Third Party manufacturers;

(g)                                  review and agree on budgets for any additional technical assistance agreed to by the Parties;

(h)                                 discuss requirements for Manufacture of Research supplies, Development Candidates and Licensed Products;

(i)                                     discuss technology and regulatory issues including changes in specifications, sourcing, stability studies, inspections and audits; and

(j)                                    perform such other functions as may be appropriate with respect to the Manufacture of Research supplies, Development Candidates and Licensed Products.

7.4                               Meetings.  The Joint Manufacturing Committee shall meet either in person or by audio or video teleconference at least [***] every calendar year, and more frequently as the chairperson reasonably deems appropriate, on such dates and at such times as the Parties shall agree, on ten (10) days’ written notice to the other Party unless such notice is waived by the Parties.  The Joint Manufacturing Committee may convene or be polled or consulted from time to time by means of telecommunications, video conferences or correspondence, as deemed necessary or appropriate by the Parties.  To the extent that meetings are held in person, they shall alternate between the offices of the Parties unless the Parties otherwise agree.  The chairperson shall be responsible for sending notices of meetings to all members.  The Parties shall endeavor to hold the first meeting of the JMC within thirty (30) days after the establishment of the JMC.

7.5                               Decisions.

(a)                                 A quorum for a meeting of the Joint Manufacturing Committee shall require the presence of at least one Selecta member (or designee) and at least one Sanofi member (or designee) in person or by telephone.  All decisions made or actions taken by the Joint Manufacturing Committee shall be made unanimously by its members, with the Selecta members cumulatively having one vote and the Sanofi members cumulatively having one vote.

(b)                                 In the event that unanimity cannot be reached by the Joint Manufacturing Committee with respect to a matter that is a subject of its decision-making authority, then the matter shall be referred for further review and resolution to the Executive Officers.  The Executive Officers shall use reasonable efforts to resolve the matter within [***] Business Days after the matter is referred to them.  If the Executive Officers cannot resolve any such matter

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

within [***] Business Days, the matter shall be decided by [***]; provided, however, that [***] shall not have the final decision-making authority regarding (1) [***]; (2) [***]; or (3) any increase in [***] financial obligations with respect to its Manufacturing activities.  The JMC shall not have any power to otherwise amend, modify or waive compliance with this Agreement, the Development Manufacturing and Supply Agreement or the Commercial Manufacturing and Supply Agreement.

7.6                               Minutes.  Within fifteen (15) days after each Joint Manufacturing Committee meeting, the secretary of the Joint Manufacturing Committee shall prepare and distribute minutes of the meeting, which shall provide a description in reasonable detail of the discussions had at the meeting and a list of any actions, decisions or determinations approved by the Joint Manufacturing Committee.  The secretary shall be responsible for circulation of all draft and final minutes.  Draft minutes shall be first circulated to the chairperson, edited by the chairperson and then circulated in final draft form to all members of the Joint Manufacturing Committee sufficiently in advance of the next meeting to allow adequate review and comment prior to the meeting.  Minutes shall be approved or disapproved, and revised as necessary, at the next meeting.  Final minutes shall be distributed to the members of the Joint Manufacturing Committee.

7.7                               Expenses.  Each Party shall be responsible for all travel and related costs for its representatives to attend meetings of, and otherwise participate on, the Joint Manufacturing Committee.

7.8                               Term.  Unless otherwise agreed to by the Parties, the Joint Manufacturing Committee shall exist as long as Selecta has Manufacturing rights or obligations under this Agreement.  If any decision making authority assigned to the Joint Manufacturing Committee under this Agreement necessarily extends beyond the term of the Joint Manufacturing Committee as defined in the previous sentence, then such decision making authority shall be automatically transferred to the Alliance Managers.  If the Alliance Managers (or their designees) cannot reach agreement with respect to a matter that is a subject of their decision-making authority, then the matter shall be referred for further review and resolution to an Executive Officer at Sanofi, or such other similar position designated by Sanofi from time to time, and an Executive Officer at Selecta, or such other similar position designated by Selecta from time to time.  The designated Executive Officers of each Party shall use reasonable efforts to resolve the matter within [***] Business Days after the matter is referred to them.  If the designated Executive Officers cannot resolve any such matter within such [***] days, the matter shall be decided by [***], subject to the proviso in Section 6.5(b).  Upon any termination of the Joint Manufacturing Committee, the Alliance Managers will remain the contact persons for the exchange of information between the Parties.

7.9                               Sub-Committees.  The JMC may establish such other committees (each, a “Sub-Committee”) as it deems appropriate. Each Sub-Committee shall contain at least one Selecta representative, and one Sanofi representative, and the chairperson of each such Sub-Committee

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

shall be designated by Sanofi (subject to the approval of Selecta, not to be unreasonably withheld).

7.10                        Sub-Committee Meetings and Procedures.

(a)                                 Each Sub-Committee shall meet either in person or by audio or video teleconference at least [***], or as otherwise agreed to by the Parties. The chairperson of each Sub-Committee shall be responsible for calling meetings and preparing and circulating an agenda in advance of each meeting of each Sub-Committee. The chairperson of each Sub-Committee shall be responsible for preparing and issuing minutes of each meeting within thirty (30) days thereafter.

(b)                                 A quorum of a Sub-Committee shall exist whenever there is present at or participating in a meeting at least one (1) representative appointed by each Party.  Members of a Sub-Committee may, at each such member’s option, attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by, and be heard by, the other participants.  The chairperson of the Sub-Committee shall make appropriate arrangements accordingly.

(c)                                  A Sub-Committee shall take action by consensus of the members present at a meeting at which a quorum exists, with each Party having a single vote irrespective of the number of representatives of such Party in attendance, or by a written resolution signed by one (1) representative of Sanofi, and one (1) representative of Selecta, on such Sub-Committee.

(d)                                 If a Sub-Committee other than the JMC cannot, or does not, reach consensus on an issue within its jurisdiction, then the dispute shall be referred to the JMC for resolution and a special meeting of the JMC may be called for such purpose.

8.                                      OWNERSHIP; PATENT PROTECTION.

8.1                               Ownership of Sanofi Collaboration Technology.  Subject to the licenses and rights granted to Selecta pursuant to this Agreement, the entire right, title and interest in and to all Sanofi Collaboration Technology shall be owned solely and exclusively by Sanofi.

8.2                               Ownership of Selecta Collaboration Technology.  Subject to the licenses and rights granted to Sanofi pursuant to this Agreement, the entire right, title and interest in and to all Selecta Collaboration Technology shall be owned solely and exclusively by Selecta.

8.3                               Ownership of Joint Collaboration Technology.  Subject to the licenses and rights granted to Sanofi or Selecta pursuant to this Agreement, the right, title and interest in and to all Joint Collaboration Technology, if any, shall be owned jointly by the Parties worldwide as contemplated under U.S. patent laws, including 35 U.S.C.§ 262.  For clarity, each Party will exercise its ownership rights in and to all Joint Collaboration Technology (including the right to license, sublicense or otherwise to exploit, transfer or encumber its ownership interest) without an accounting or obligation to, or consent required from, the other Party, but subject to the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

licenses hereunder and the other terms of this Agreement.  At the written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding any of the Joint Collaboration Technology.

8.4                               Inventorship.  Any determination of inventorship with respect to any Sanofi Collaboration Technology, Selecta Collaboration Technology, and Joint Collaboration Technology (and thus potentially ownership under this Section 8) shall be made in accordance with applicable United States patent laws.

8.5                               Joint Research Agreement.  Notwithstanding anything to the contrary in this Agreement, each Party shall have the right to invoke 35 USC 102 (c) (as amended on 16 September 2011) without the prior written consent of the other Party. Where a Party intends to invoke 35 USC § 102 (c) (as amended on 16 September 2011) as permitted by the preceding sentence, it shall notify the other Party and the other Party shall cooperate and coordinate its activities with the invoking Party with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 USC § 100 (h) (as amended on 16 September 2011).

8.6                               Patent Filing, Prosecution and Maintenance of Patents.

(a)                                 Selecta Licensed Technology.

(i)                                     Subject to the terms of this Section 8.6, Selecta will file, prosecute, defend and maintain (including the filing of any extension or supplementary protection certificate) at its cost any Patents claiming Inventions or Know-How included in the Selecta Licensed Technology.  Selecta will provide Sanofi with an update of the filing, prosecution and maintenance status for each of the Patents within the Selecta Licensed Technology on a periodic basis, and will consult with and cooperate with Sanofi with respect to the filing, prosecution and maintenance of the Selecta Licensed Technology, including providing Sanofi with drafts of proposed material filings to allow Sanofi a reasonable opportunity for review and comment before such filings are due.  Selecta will give reasonable consideration and will not unreasonably refuse to accept any suggestions or recommendations of Sanofi concerning the preparation, filing, prosecution, defense and maintenance of such Patents.  Selecta will file and maintain such Patents, at its cost and expense, in the countries specified in Exhibit E and in any other country requested by Sanofi.  Sanofi will reimburse Selecta for costs and expenses incurred for filing and maintenance of such Patents in those any countries requested by Sanofi not specified in Exhibit E.

(ii)                                  Selecta will file and maintain the Patents within the Selecta Licensed Technology, to the extent licensed to Sanofi under Section 9.1(b), at its cost and expense, in the countries specified in

Exhibit E and in any other country requested by Sanofi in writing.  Sanofi shall pay [***] percent ([***]%) of all Out-of-Pocket Costs incurred by Selecta in the preparation, filing, prosecution, defense and maintenance of such Patents in those Exhibit E countries.  Sanofi shall reimburse Selecta for those Out-of-Pocket Costs within [***] days after Sanofi’s receipt of Selecta’s invoice for same.  Sanofi will reimburse Selecta for all of Selecta’s Out-of-Pocket Costs incurred for the preparation, filing, prosecution, defense and maintenance of such Patents in any countries requested by Sanofi not specified in Exhibit E.

(iii)                               Any such preparation, filing, prosecution, defense or maintenance of any Patent in-licensed by Selecta shall be subject to the terms of the applicable in-license agreement (including the M.I.T. License Agreement).  For clarity, there are no prosecution, maintenance or defense rights to any Patents in-licensed under the BIND Cross License.  In addition, Selecta may grant participation rights to Third Parties regarding preparation, filing, prosecution, defense and maintenance of any Patents within Selecta Licensed Technology, subject to such Third Party participation rights not being in conflict with the terms of this Agreement.

(iv)                              The provisions of this Section 8.6(a) shall not apply to Patents constituting Joint Collaboration Technology.

(b)                                 Sanofi Collaboration Technology.  Sanofi will have the right, at its sole discretion, to file, prosecute, defend and maintain at its costs any Patents claiming Inventions or Know-How included in the Sanofi Collaboration Technology.  Sanofi will keep Selecta reasonably apprised with respect to the filing, prosecution and maintenance of such Patents within the Sanofi Collaboration Technology.

(c)                                  Joint Collaboration Technology.  With respect to Know-How and Inventions included in the Joint Collaboration Technology, the Parties will decide on a case-by-case basis (i) whether and in what jurisdictions to seek Patent protection for such Know-How or Inventions, and (ii) which Party will file, prosecute, defend and maintain such Patents.  Any such filing, prosecution and maintenance (including the filing of any extension or supplementary protection certificate), will be made in both Parties’ name.  The Parties will [***] the costs for the foregoing activities in the countries specified in Exhibit E, and [***] will bear the costs for the foregoing activities in any country not listed in Exhibit E.  The filing Party will reasonably inform the other Party and consult with the other Party (including providing such other Party with drafts of proposed material filings to allow such other Party a reasonable opportunity for review and comment before such filings are due) and, to the extent possible, will undertake the filing, prosecution and defense of any Patents within Joint Collaboration Technology in a way that will not be detrimental to the development or commercialization of any Licensed Product.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

All material decisions regarding such Patent activities shall be made jointly by the Parties, and each Party may grant participation rights to Third Parties regarding such Patent activities, subject to such Third Party participation rights not being in conflict with the terms of this Agreement.

(d)                                 Cooperation.  Promptly following the end of each Calendar Quarter, each Party will provide the other Party with summaries (or copies as reasonably requested) of patent applications, office actions (including restriction requirements) and substantive correspondence with the applicable patent office for Patents licensed to the other Party under this Agreement during such preceding Calendar Quarter.  Each Party will cooperate with the other Party to execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance of all Patents and other filings referred to in this Section 8.6.  Neither Party will finally discontinue the prosecution of any claim in a Patent under its control comprising the Selecta Licensed Technology, the Sanofi Collaboration Technology or the Joint Collaboration Technology, as applied, that Covers the composition or use of a Licensed Product without having used good faith and reasonable efforts to prosecute such claim.

(e)                                  Termination of Support by Sanofi.  Sanofi shall have the right to terminate all or some of its obligations, if any, under this Agreement with respect to any Patent included in the Selecta Licensed Technology (including under Section 8.6(a)), from time to time, upon notice to Selecta; provided, however, that no such notice shall be effective with respect to any such Patent if it is given fewer than [***] days prior to a deadline for taking any action that must be taken in order to preserve the owner’s rights in such Patent.  Upon the delivery of any such effective notice, all of Sanofi’s rights, licenses and obligations under this Agreement with respect to such Patent shall terminate, except those obligations that shall have accrued prior to the delivery of such notice.

9.                                      GRANT OF LICENSES; EXCLUSIVITY.

9.1                               Licenses to Sanofi

(a)                                 Subject to the terms and conditions of this Agreement, Selecta hereby grants to Sanofi an exclusive (even as to Selecta) license throughout the Territory, with the right to grant sublicenses to Affiliates and Third Parties as permitted by Section 3.9, in accordance with Section 9.2, during the Research Term, under all of Selecta’s rights in the Selecta Licensed Technology, to identify and Research any Research Vaccine Candidates to perform Sanofi’s obligations under, the Research Plan.

(b)                                 Subject to the terms and conditions of this Agreement, Selecta hereby grants to Sanofi an exclusive (even as to Selecta), royalty-bearing license throughout the Territory, with the right to grant sublicenses through multiple tiers, in accordance with Section 9.2, during the Term, under all of Selecta’s rights in the Selecta Licensed Technology to Develop Development Candidate(s) and Commercialize Licensed Products, in each case only in the Field; provided that, if applicable, any Extension Indication for a Licensed Product will be licensed strictly for such Licensed Product on an exclusive basis; and provided further that

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Sanofi shall be deemed to grant Selecta a non-exclusive license to the Selecta Licensed Technology solely to the extent necessary to perform the Development activities as contemplated by this Agreement.  For purposes of clarity, Sanofi may be granted a Manufacturing license pursuant to Section 14.

(c)                                  Sanofi shall not, and shall ensure that any of its Affiliates shall not, practice or otherwise use any Selecta Licensed Technology for any purpose other than that expressly permitted by the licenses in this Section 9.1.

(d)                                 Notwithstanding anything herein to the contrary, Selecta will retain the right to use [***].

9.2                               Sublicensing by Sanofi.

(a)                                 Sanofi shall have the right to grant sublicenses, and/or further sublicenses, as the case maybe, to any of its Affiliates and/or its Sublicensees of the licenses, sublicenses or rights granted to Sanofi hereunder for purposes of such Affiliates’ or Sublicensees’ performance of Sanofi’s obligations hereunder, provided:

(i)                                     Sanofi will provide Selecta with a copy of any Sublicense agreement with a non-Affiliated Sublicensee within [***] days of execution thereof, which copy Selecta is hereby permitted to share with M.I.T.; and

(ii)                                  Sanofi shall incorporate terms and conditions into its sublicense agreements sufficient to enable Selecta to comply with the M.I.T. License Agreement; it being understood that Sanofi shall not have to incorporate terms and conditions more stringent on such Sublicensees than those contained in this Agreement.

(b)                                 For clarity, an agreement with a contract research organization for performing contract services solely for the Research or Development of Development Candidates or Licensed Products for the sole benefit of Sanofi shall not be deemed to be a sublicense hereunder (unless other requirements of any in-license agreement of Selecta apply).  Notwithstanding the foregoing, if M.I.T. provides Selecta with a written request to receive a copy of any such contract between Sanofi and a contract research organization, and if Selecta forwards such written request to Sanofi, then Sanofi shall provide a copy of such contract directly to M.I.T.  For purposes of clarity, Sanofi shall have no obligation to provide notice to either Selecta or M.I.T. of the existence of any such contract between Sanofi and a contract research organization.

(c)                                  Sanofi hereby guarantees the performance of any of its Affiliates and its Sublicensees and aforementioned contractors hereunder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.3                               Option to Extend the Field.  Selecta hereby grants Sanofi an exclusive option for a period of [***] following the Effective Date (the “Sanofi Option”) to acquire an exclusive (even as to Selecta) license in the Territory under the Selecta Licensed Technology, including the right to grant sublicenses through multiple tiers, in accordance with Section 9.2, to take licenses of the same structures as those in Section 9.1 for [***] on the terms and conditions set forth in this Section 9.3 (the “Expanded License”).

(a)                                 If at any time, and from time to time, prior to expiration of the Sanofi Option, Selecta intends to develop or commercialize by itself or through any Affiliate or to enter into discussions or negotiations with any Third Party to develop or commercialize a vaccine [***] in the Territory, then Selecta shall give written notice to Sanofi of such intention (the “Option Commencement Notice”) and the [***].  Sanofi shall have the right to exercise the Sanofi Option by delivery to Selecta of a written notice of exercise (the “Notice of Exercise”) within [***] days after the date it receives the Option Commencement Notice.  If Sanofi exercises the Sanofi Option under this Section 9.3(a) by delivery to Selecta of the Notice of Exercise, then the Parties shall have [***] days to enter into an amendment to this Agreement to (i) provide for the grant by Selecta to Sanofi of the Expanded License for the applicable [***] in exchange for royalties on Net Sales of Licensed Product for the [***] as well as all milestone payments under Sections 12.2(a) and 12.2(b), at the same rates and on the same terms and conditions as royalties and milestones payable for the Initial Indication in accordance with the terms hereunder; (ii) revise and clarify any other provisions of this Agreement as are deemed necessary or appropriate in view of the grant of the Expanded License, as may be mutually agreed to; and (iii) agree on an initial Research Plan for such [***].  If Sanofi does not exercise the Sanofi Option within such [***] day period, or the Parties are unable to enter into such amendment within such [***] day period, then in either case Selecta is thereafter free to research, develop and commercialize (alone or with others) such [***] in the Territory, without any further obligation to Sanofi.  Within [***] Business Days of entering into an amendment to this Agreement described in this Section 9.3(a), Sanofi shall pay Selecta a [***] in accordance with Section 12.1.

(b)                                 Selecta shall not grant to any Third Party any rights under the Selecta Licensed Technology that are inconsistent or conflict with the rights granted by Selecta to Sanofi under this Section 9.3.

(c)                                  At any time, and from time to time, prior to the second anniversary of the Effective Date, Sanofi may choose to exercise the Sanofi Option with respect to any [***] that has not been proposed by Selecta pursuant to Section 9.3(a), and for which Sanofi wishes to receive an Expanded License, by providing Selecta with a Notice of Exercise specifying the proposed [***].  Upon receipt of the Notice of Exercise pursuant to this Section 9.3(c), Selecta will have [***] days to consider in good faith whether or not to grant such Expanded License under the financial guidelines set forth for in Section 9.3(a), provided, however that, (1) Selecta may only decline to work on such [***] because of [***], and (2) Selecta shall not work either alone or with a Third Party, or grant an license to any Third Party on such proposed [***] for [***] years after declining to work with Sanofi on such [***]; thereafter, Selecta is free to

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research, develop and commercialize (alone or with others) such [***] in the Territory, without any further obligation to Sanofi.  If Selecta agrees to work on such [***], then the Parties shall have [***] days to enter into an amendment to this Agreement to (i) provide for the grant by Selecta to Sanofi of the Expanded License in exchange for royalties on Net Sales of Licensed Product for the [***] as well as all milestone payments under Sections 12.2(a) and 12.2(b), at the same rates and on the same terms and conditions as royalties and milestones payable for the [***] in accordance with the terms hereunder; (ii) revise and clarify any other provisions of this Agreement as are deemed necessary or appropriate in view of the grant of the Expanded License, as may be mutually agreed to; and (iii) agree on an initial Research Plan for such [***].  If the Parties are unable to enter into such amendment within such [***] day period, then the [***]-year period in clause (2) above will apply starting from the end of such [***] period for such [***].  Further, within [***] Business Days of entering into an amendment to this Agreement described in this Section 9.3(c), Sanofi shall pay Selecta a First Payment per each Optional Indication in accordance with Section 12.1.

(d)                                 Under this Section 9.3, Sanofi may exercise the Sanofi Option on the terms provided above until the earlier of (i) the expiration of the Sanofi Option on its terms or (ii) Sanofi and Selecta have added [***] by amendment to this Agreement.  For purposes of clarity, and subject to the[***] year period set forth in Section 9.3(b), after the earlier of such expiration or such addition of [***] to this Agreement, any Optional Indications not added to this Agreement are no longer subject to the Sanofi Option and Selecta is free to research, develop and commercialize (alone or with others) any such Optional Indications in the Territory, without any further obligation to Sanofi.

9.4                               Sanofi Covenants Not-To-Sue.

(a)                                 During the Term, Sanofi covenants, for itself and its Affiliates, not to either directly or indirectly make, file, bring or maintain any claim, demand or lawsuit against Selecta or its Affiliates, which alleges infringement by Selecta or its Affiliates of any Patents or Know-How owned or Controlled by Sanofi or its Affiliates due to Selecta’s or its Affiliates’, Service Providers or permitted Third Parties under Section 3.9 performance of the Research Plan or Development Plan.

(b)                                 During the Term and thereafter, unless the Term ends due to a termination by Sanofi pursuant to Section 19.4(a), Sanofi covenants, for itself and its Affiliates, not to either directly or indirectly make, file, bring or maintain any claim, demand or lawsuit, which alleges infringement of any Sanofi Blocking Patents, against (i) Selecta, or (ii) any Person that performs directly or indirectly any services on behalf of or otherwise for Selecta (including research, manufacturing, clinical activities or vaccine distribution or sale).  This covenant not to sue shall not be transferable, except that it may be transferred to Third Parties (and the associated other Persons from clauses (i) and (ii) for such Third Parties) with whom Selecta will have granted after the Effective Date a license under Selecta’s [***] technology for the purpose of developing or commercializing vaccines outside of the Field, in which case this covenant not to sue would only apply to the development or commercialization such vaccines; provided however that such

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Third Party must grant Sanofi a reciprocal covenant not to sue under the equivalent of Sanofi Blocking Patents for such Third Party mutatis mutandis, in which event such Third Party shall be at Selecta’s option a third-party beneficiary of such covenant.  Further, (i) the foregoing covenants shall be subject to patent exhaustion, (ii) the foregoing covenants shall enjoy the benefit of Section 365(n) of the U.S. bankruptcy code (and foreign equivalents), and (iii) for clarity, after termination (but not expiration) of this Agreement, there shall not be any [***] in the Field for purposes of this covenant not to sue.  Sanofi shall require that any licensee, transferee or other Person that has any interest in any Sanofi Blocking Patents will be subject to this covenant not to sue with respect thereto, and further, any such license, transfer or other interest conveyance in whatever form shall be void absent satisfaction of such requirement.

9.5                               Exclusivity.  Except as authorized pursuant to the Research Plan, Development Plan, or the prior written consent of Sanofi, during the Term, Selecta shall not, alone or in collaboration with any Third Party, (i) research, develop, or seek or obtain Regulatory Approvals for, any vaccine products in the Field, (ii) commercialize or market or conduct any activities or work directed to identifying, characterizing, developing or commercializing any products in the Field, or (iii) grant any licenses to any Third Party of any Selecta Licensed Technology for use in the Field.  This Section 9.5 shall not apply to any indication that is (a) an Extension Indication and (b) not an Optional Indication that the Parties have added to the Field by Sanofi exercising the Sanofi Option and the Parties amending this Agreement pursuant to Section 9.3.

9.6                               No Other Licenses or Rights.  No license, sublicense or other right is or will be created or granted hereunder by implication, estoppel or otherwise.  All such licenses, sublicense and rights are or will be granted only as expressly provided in this Agreement.

10.                               M.I.T. LICENSE AGREEMENT.

10.1                        Representations and Warranties of Selecta with respect to the M.I.T. License Agreement.  Selecta represents and warrants to Sanofi that, as of the Effective Date:

(a)                                 The M.I.T. License Agreement is in full force and effect and has not been modified or amended from the version attached as Exhibit F;

(b)                                 Selecta is not in default with respect to any material obligation under, and MIT has not claimed that Selecta is in default with respect to any material obligation under, the M.I.T. License Agreement;

(c)                                  To Selecta’s knowledge, neither M.I.T. nor any of the parties to the Joint Invention Agreements, is in default with respect to any obligation under, and no such party has claimed or has grounds upon which to claim that the other party is in default with respect to any obligation under, any of the Joint Invention Agreements;

(d)                                 The rights that M.I.T. has licensed to Selecta pursuant to the M.I.T. License Agreement were not and are not subject to any restrictions or limitations, except as set forth in the copy of the M.I.T. License Agreement attached as Exhibit F;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e)                                  Selecta has not waived or allowed to lapse any of its rights under the M.I.T. License Agreement, and no such rights have lapsed or otherwise expired or been terminated, other than as disclosed in Schedule A attached hereto;

(f)                                   Except as set forth on Schedule A, Selecta has fulfilled all “Diligence Requirements” set forth in Section 3.1(a) through and including 3.1(l) of the M.I.T. License Agreement, including the requirements set forth therein which are not yet required to be fulfilled;

(g)                                  Except as set forth on Schedule A, Selecta has made all milestone payments set forth in Section 4.1(d) of the M.I.T. License Agreement; and

(h)                                 Selecta has obtained all necessary consents of M.I.T. and has otherwise complied with all requirements necessary to grant Sanofi the rights granted pursuant to this Agreement.

10.2                        Selecta Covenants with respect to the M.I.T. License Agreement.  Selecta agrees that during the Term:

(a)                                 Selecta shall fulfill all of its obligations under the M.I.T. License Agreement (including the payment of all amounts due there under);

(b)                                 Selecta shall not enter into any subsequent agreement with M.I.T. that modifies or amends the M.I.T. License Agreement in any way that could potentially materially adversely affect Sanofi’s rights under this Agreement without Sanofi’s prior written consent, not to be unreasonably withheld, and shall provide Sanofi with a copy of all modifications to or amendments of the M.I.T. License Agreement, in cases where such modifications or amendments could affect Sanofi’s rights under this Agreement or the M.I.T. Letter Agreement;

(c)                                  Selecta shall not terminate, nor take or fail to take any action that would or could reasonably be expected to terminate, the M.I.T. License Agreement, without Sanofi’s prior written consent;

(d)                                 Selecta shall promptly furnish Sanofi with copies of all material reports and other communications Selecta receives from M.I.T. that relate to the subject matter of this Agreement;

(e)                                  Selecta shall concurrently furnish Sanofi with copies of all reports and other communications that Selecta furnishes to M.I.T. which relate to the subject of this Agreement, and to the extent any such reports or communications relate to the efforts of Sanofi under this Agreement, Selecta shall give Sanofi a reasonable opportunity to review and comment upon such reports or communications before they are transmitted to M.I.T.; and

(f)                                   Selecta shall furnish Sanofi with copies of all notices received by Selecta relating to any alleged breach or default of any obligation by Selecta under the M.I.T. License Agreement within [***] business days after Selecta’s receipt thereof and, if Selecta cannot or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

chooses not to cure or otherwise resolve any such alleged breach or default, Selecta shall, to the extent Sanofi is capable of curing or otherwise resolving any such alleged breach or default, allow Sanofi, in Sanofi’s sole discretion, to cure or otherwise resolve such alleged breach or default; and

(g)                                  Selecta, at the reasonable direction of Sanofi and acting as an intermediary between M.I.T. and Sanofi, shall allow Sanofi to reasonably exercise and enjoy the direct benefit of all of Selecta’s affirmative rights (but excluding Selecta’s obligations) under the M.I.T. License Agreement to the extent those affirmative rights have been granted to Sanofi hereunder.

10.3                        Sanofi Representations, Warranties and Covenants with respect to the M.I.T. License Agreement.

(a)                                 Sanofi and its Affiliates and Sublicensees shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including all Export Administration Regulations of the United States Department of Commerce.  Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries.  Sanofi hereby gives written assurance that it will comply with, and will cause its Affiliates and Sublicensees to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Sublicensees, and that it will indemnify, defend, and hold Selecta, M.I.T., Brigham, Harvard, Institute and CMCC harmless (in accordance with Section 18.1 with respect to the Selecta Indemnitees and Section 18.3 with respect to the Institution Indemnitees) for the consequences of any such violation.

11.                               REGULATORY APPROVAL AND COMMERCIALIZATION.

11.1                        Efforts by Sanofi.  Subject to this Section 11.1, Sanofi shall use commercially reasonable efforts to Research, Develop, and Commercialize at least one Licensed Product in the Field (a) in [***], (b) in [***]; (c) [***] and (d) in [***].  For the purposes of this Agreement “commercially reasonable efforts”, with regards to Sanofi, means that Sanofi shall carry out its obligations in a manner consistent with that which Sanofi typically devotes to products of similar market potential at a similar stage of development or product life, taking into account issues of safety and efficacy, product profile, difficulty in developing or manufacturing the applicable Licensed Product, competitiveness of alternative Third Party products in the marketplace, the Patent or other proprietary position of the applicable Licensed Product, the regulatory requirements involved and the potential profitability of the applicable Licensed Product.  Except as otherwise provided in this Agreement, Sanofi shall be solely responsible for (i) all Development and Commercialization activities related to Development Candidates and Licensed Products (excluding the Manufacturing rights of Selecta set forth in Section 14), including all pre-marketing activities and all post-approval clinical studies, and (ii) booking all sales of Licensed Products in the Territory.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.2                        Reporting.

(a)                                 Reports.  Subject to Section 11.2(b), within [***] days after each anniversary of the Effective Date during Term, Sanofi shall furnish Selecta a written report generally summarizing Sanofi’s Development activities during the past year relating to the Development Candidate.

(b)                                 Competitively Sensitive Information.  Following any Change of Control of Selecta to a Third Party [***].

11.3                        Control and Ownership of Regulatory Filings.

(a)                                 Subject to Section 11.4, [***] shall have sole discretion, control and responsibility to draft, prepare, submit and file, [***] all INDs, BLAs, the CMC filing, and other regulatory documents, dossiers and filings, (collectively, “Regulatory Filings”) in the Territory with respect to any Development Candidates or Licensed Products in the Field; provided that [***].  All such Regulatory Filings shall be in the name of, and be owned solely by, [***], other than [***], which shall be in the name of, and be owned solely by, [***].  In addition, [***] shall have sole control and responsibility in the conduct of all pricing and reimbursement approval proceedings related to the Licensed Products.

(b)                                 [***] will consult with [***] with respect to those portions of Regulatory Filings which include [***], by providing [***] with the relevant portions of those proposed filings to allow [***] a reasonable opportunity for review and comment before such filings are due.  [***] will accept changes to [***] of any Regulatory Filings proposed by [***] if they are commercially reasonable for [***].  To extent that any Regulatory Filings concern [***] and apply [***] or [***] licensed hereunder, then [***] shall be entitled to include such information in the [***].

11.4                        Regulatory Cooperation of [***].  [***] shall cooperate with all requests for assistance from [***], at [***]’s cost, with respect to obtaining and maintaining any and all Regulatory Approvals required in connection with the Development and Commercialization of Licensed Products in the Territory, including by:

(a)                                 making its employees, consultants and other staff reasonably available upon reasonable notice during normal business hours to attend meetings with Regulatory Authorities related to obtaining Regulatory Approval of Licensed Product in the Territory, including any supplements and amendments thereto;

(b)                                 making its employees, consultants and other staff reasonably available upon reasonable notice during normal business hours to attend meetings with Governmental Authorities concerning any Licensed Product or any component or intermediate thereof; and

(c)                                  disclosing and making available to [***], in whatever form [***] may reasonably request, all [***] as is reasonably necessary or desirable to prepare, file, obtain and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

maintain any Regulatory Approval required in connection with the sourcing [***] hereunder and the sale of Licensed Product in the Territory [***].

(d)                                 (i) preparing, either directly or through a Third Party manufacturer, in accordance with Applicable Law, one or more [***] in respect of Licensed Product or any component or intermediate thereof and filing [***] with the FDA and those regulatory authorities (other than the FDA) designated by Sanofi, as applicable [***], and (ii) providing to [***] a copy of the [***]; provided that Sections 11.4(c) and (d) shall be replaced by the [***].

11.5                        Trademarks.  Sanofi shall market the Licensed Products throughout the Territory under trademarks (collectively, the “Trademarks”) selected by Sanofi.  Sanofi shall own all right, title and interest in and to such Trademarks and shall bear all costs and expenses of registering, and maintaining the registration of, such Trademarks.

11.6                        Marking.  To the extent required by Applicable Law, Sanofi shall mark, and shall cause its Affiliates and Sublicensees to mark, all Licensed Products that are manufactured or sold under this Agreement with the number of each issued patent under the Patents that applies to such Licensed Product.

12.                               MONETARY OBLIGATIONS.

12.1                        First and Second Payments.  Sanofi shall pay Selecta upon the occurrence of the following events: (a) a first payment equal to US$2,000,000 (a “First Payment”) for the Initial Indication and (b) US$3,000,000 payable upon the delivery to Sanofi or Selecta of the first formulation to be used in a pre-clinical [***] proof of concept study (the “Second Payment”).  Selecta shall submit an invoice to Sanofi on the day of execution of this Agreement (or as soon as possible thereafter) for the First Payment, and Sanofi shall pay such invoice within [***] Business Days after receipt of such invoice.  Selecta shall submit an invoice, pursuant to Section 13.2, to Sanofi after achievement of the above-specified event for the Second Payment, and Sanofi shall pay such invoice within [***] Business Days after receipt of such invoice.  Such amounts shall not be subject to refund or credit.

12.2                        Milestone Payments by Sanofi

(a)                                 Development Milestones.  Sanofi shall pay Selecta the following milestone payments upon the first occurrence of each event set forth below with respect to the first Research Vaccine Candidate, Development Candidate or Licensed Product in each Indication, in each case whether such occurrence is achieved by Sanofi or its Affiliates or its Sublicensees:

(i)                                     US$5,000,000 upon the nomination of a Development Candidate pursuant to Section 3.8 for such Indication;

(ii)                                  US$[***] upon [***];

(iii)                               US$[***] upon [***];

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iv)                              US$[***] upon [***];

(v)                                 US$[***] upon [***];

(vi)                              US$[***] upon [***];

(vii)                           US$[***] upon [***]; and

(viii)                        US$[***] upon [***].

Sanofi shall provide Selecta with written notice of the achievement of any of the foregoing milestones within [***] days thereafter.  After receipt of such written notice from Sanofi, Selecta shall submit an invoice to Sanofi for the amount of such milestone payment, and Sanofi shall make the respective payment for such event within [***] Business Days after receipt of such invoice from Selecta.  Notwithstanding the foregoing, so long as a copy is sent to the Sanofi Alliance Manager, Selecta may submit any invoice to Sanofi for the amount of a milestone payment on the basis of a public announcement by Sanofi clearly indicating that such milestone has been achieved.  Any such invoice shall indicate the milestone that has been achieved, shall include a specific reference to this provision and shall include the name and contact information of the Sanofi Alliance Manager.  Sanofi shall make the payment for the applicable milestone within [***] Business Days of receipt of any such invoice unless the Sanofi Alliance Manager disputes that the applicable milestone has been achieved.

For a given Development Candidate or Licensed Product in each Indication, with respect to those milestones listed above for clinical development (i.e., milestones (iii) through (v)), if any such milestone is skipped and the next [***] milestone is achieved, then the skipped milestone will become due and payable upon achievement of such next milestone.  [***], milestones (v) and (vi) and their corresponding milestone payments will become due and payable concurrent with the milestone payment for milestone (vi).  For the avoidance of doubt after Sanofi has made any of the foregoing payments for an Indication, Sanofi shall have no further obligation to make such payment again for such Indication.

(b)                                 Sales Milestones.  In partial consideration of the rights and licenses granted to Sanofi by Selecta under this Agreement, Sanofi shall pay Selecta the following Net Sales milestone payments upon the first occurrence of each event set forth below for each Licensed Product, whether such occurrence is achieved by Sanofi or its Affiliates or its Sublicensees:

(i)                                     US$[***] in the event that Annual Net Sales exceed US$[***] but are less than US$[***];

(ii)                                  US$[***] in the event that Annual Net Sales equal or exceed US$[***] but are less than US$[***]; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii)                               US$[***] in the event that Annual Net Sales equal or exceed US$[***].

Sanofi shall provide Selecta with written notice of the achievement of any of the foregoing events within [***] days after the Calendar Quarter in which it was achieved, Selecta shall then submit an invoice to Sanofi for the amount of such milestone payment, and Sanofi shall make the respective payment for such event within [***] Business Days after receipt of such invoice from Selecta.  For the avoidance of doubt after Sanofi has made any of the foregoing payments once with respect to any Licensed Product, Sanofi shall have no further obligation to make such payment with respect to the same Licensed Product (for instance, no further obligation would arise if Sanofi were to receive approval for an Extension Indication of such Licensed Product).

12.3                        Royalties.

(a)                                 Subject to Sections 12.3(b), 12.3(c), and 12.4(b) in partial consideration of the rights and licenses granted to Sanofi under this Agreement, commencing on the First Commercial Sale of any Licensed Product by Sanofi, its Affiliates or its Sublicensees, Sanofi shall pay Selecta a royalty on all Net Sales of each Licensed Product in an amount equal to the applicable percentages set forth below of the Net Sales of such Licensed Product by Sanofi, its Affiliates and its Sublicensees throughout the Territory during each calendar year (or portion thereof):

TABLE 12.3

Net Sales of the Licensed Product Achieved During any Calendar Year	Royalty Payable Thereon
< US$[***]	[***]	%
> US$[***] < US$[***]	[***]	%
> US$[***] < US$[***]	[***]	%
> US$[***]	[***]	%

For example, if aggregate annual Net Sales of a given Licensed Product in the Territory for a given calendar year are US$[***], then the royalty payable to Selecta on such Net Sales of such Licensed Product in the Territory under this Section 12.3 for that calendar year would be US$[***], which is calculated as follows: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)                                 Notwithstanding the foregoing, Sanofi’s obligation to pay royalties with respect to each Licensed Product in each country in the Territory shall expire upon the later of:

(i)                                     [***] years from the First Commercial Sale of such Licensed Product, in such country; and

(ii)                                  [***].

Notwithstanding anything to the contrary, if a [***], then Sanofi’s obligation to pay royalties with respect to each Licensed Product shall terminate on [***].

(c)                                  The obligation to pay royalties to Selecta under this Section 12.3 is imposed only once with respect to the same unit of Licensed Product, regardless of the number of Patents pertaining thereto.

(d)                                 Within [***] days following the end of each Calendar Quarter, Sanofi shall provide Selecta with a statement, in the form attached hereto as Exhibit 12.3, of the amount of Net Sales, on a Product-by-Product and country-by-country basis, made during such Calendar Quarter and the amount of royalties due on such Net Sales.

12.4                        Third Party Royalties.

(a)                                 [***], at its sole expense, shall pay all acquisition costs (including up-front payments, milestone payments and royalties) owing to any Third Party that [***], are necessary in order to exercise [***]’s rights hereunder to make, have made, import, export, use, have used, market, offer for sale and sell any Licensed Product (collectively, “Third Party Royalties”); provided, however, that [***] shall not be responsible for any such costs associated with any Patents, Know-How or Inventions included in the [***].

(b)                                 [***] under this Agreement with respect to any Licensed Product, in an amount equal to up to [***]% of the [***] paid for any Third Party Patents infringed or likely to be infringed by Sanofi with respect to such Licensed Product; provided, however, that with respect to each Licensed Product, the reduction in royalties due to [***] under this Agreement shall not be reduced to an effective royalty rate [***] than the rates set forth below for each Licensed Product:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Net Sales of the Subject Licensed Product Achieved During any Calendar Year	Maximum Reduction in Effective Royalty Rate
< US$[***]	[***]	%
> US$[***] < US$[***]	[***]	%
> US$[***] < US$[***]	[***]	%
> US$[***]	[***]	%

13.                               PAYMENTS AND REPORTS.

13.1                        Payment & Reporting.  Except as otherwise provided in this Agreement, Selecta shall invoice Sanofi for all milestone, royalty and other payments hereunder and Sanofi shall pay all such milestone, royalty and other payments that are due within [***] Business Days after the receipt of the applicable invoice.

13.2                        Invoices.  All invoices to be provided by Selecta to Sanofi under this Agreement shall include a breakdown of the goods, services and/or activities for which payment is due, as well as payment instructions and shall be sent by overnight express courier service (signature required) to:

Sanofi
Corporate Accounting Department
[***]
54 rue La Boétie
75008 Paris
France

With a copy to:

Sanofi

Corporate Accounting Department
[***]
Tri D3/405
20 Avenue Raymond Aron
92165 Antony Cedex
France

13.3                        Mode of Payment; Currency Conversion.  Sanofi shall make all payments required under this Agreement by wire transfer in immediately available funds to an account

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

designated by Selecta, in U.S. Dollars.  All calculations of Net Sales and Annual Net Sales to determine the payment of sales milestones and royalties due hereunder shall first be determined in the currency of the country in which the Products in question were sold and then converted into equivalent Euros, and such final Euro amount to be converted into U.S. Dollars.  For any currency conversion required in determining the sales milestones or amount of royalties due, the amount of Net Sales or Annual Net Sales in any foreign currency will be computed by converting such amount first into Euros.  Such conversions will be made in a manner consistent with Sanofi’s normal practices used to prepare its audited financial statements for internal and external reporting purposes, which uses a widely accepted source of published exchange rates, and will conform with IFRS.

13.4                        Records Retention.  Sanofi and its Affiliates and Sublicensees shall keep complete and accurate records pertaining to the Net Sales and Annual Net Sales of Products in the Territory, and records pertaining to Third Party Royalties, for a period of five (5) calendar years after the calendar year in which such sales occurred, and in sufficient detail to permit Selecta to confirm the accuracy of sales milestone and royalty payments due hereunder.

13.5                        Audit Request.  At the request and expense (except as provided below) of Selecta, Sanofi and its Sublicensees shall permit Selecta or M.I.T. (or M.I.T.’s appointed agent) or an independent, certified public accountant appointed by Selecta or M.I.T. and reasonably acceptable to Sanofi, during normal business hours, no more than once in any [***] month period, and upon not less than [***] Business Days prior notice to examine those records and all other material documents relating to or relevant to Net Sales in the possession or control of Sanofi, its Sublicensees, for a period of [***] years after such royalties have accrued.  Only the summarized, conclusory results of any such examination shall be made available to both Parties.  If, as a result of any inspection of the books and records of Sanofi or its Sublicensees, it is shown that Sanofi’s payments under this Agreement were less than the amount which should have been paid, or that a sales milestone payment should have been paid or should have been paid earlier, then Sanofi shall make all payments required to eliminate any discrepancy revealed by said inspection in accordance with Section 13.1.  In addition, if such underpaid amount is in excess of [***] percent ([***]%) of the amount that actually should have been paid by Sanofi, then Sanofi shall reimburse Selecta for the reasonable cost of such audit.  In the event of an overpayment, such amounts shall be deducted from Selecta’s royalties until fully credited.

13.6                        Taxes.  Selecta shall bear any and all taxes levied on account of any payment received under this Agreement.  In the event that Sanofi is required, under Applicable Laws, to withhold any deduction or tax from any payment due to Selecta under this Agreement, such amount shall be deducted from the payment to be made by Sanofi, paid to the proper taxing authority, provided that Sanofi shall take reasonable and lawful actions to avoid and minimize such withholding and promptly notify Selecta so that Selecta may take lawful actions to avoid and minimize such withholding.  Sanofi shall promptly furnish Selecta with copies of any tax certificate or other documentation evidencing such withholding as necessary to satisfy the requirements of the relevant Governmental Authority related to any application by Selecta for foreign tax credit for such payment.  Each Party agrees to cooperate with the other Party in

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.

13.7                        Interest.  [***] interest on any payments that are not paid on or before the date such payments are due under this Agreement (before and after any judgment) at an annual rate of the lesser of [***] percent ([***]%) above the prime rate as reported in The Wall Street Journal, Eastern Edition, and the maximum rate permitted by Applicable Law, such interest to run from the date upon which payment of such sum became due until payment thereof in full together with such interest.

14.                               MANUFACTURING AND SUPPLY.

14.1                        General.

(a)                                 Selecta shall be responsible for the Manufacture of Research supply in accordance with the parameters set forth in the Research Plan for use by the Parties in conducting the research activities in accordance with the Research Plan at its own expenses; and

(b)                                 Selecta shall be responsible to Manufacture or have Manufactured all Development Candidate supplies for preclinical and clinical Development in the Field in the Territory.

(c)                                  Selecta shall be responsible to Manufacture or have Manufactured all requirements for Licensed Products for Commercialization in the Field in the Territory.

(d)                                 Sanofi agrees that any Licensed Products used or sold in the United States will be manufactured substantially in the United States to the extent required by Applicable Law or regulations.

(e)                                  Selecta (by itself or through its Affiliates or designated Third Party manufacturers) shall Manufacture Development Candidate and Licensed Product in accordance with cGMP (unless not required by Sanofi), Sanofi specifications, and other Regulatory Authority requirements; provided that, Sanofi informs Selecta in advance in writing of all cGMP or other Regulatory Authority requirements that are in addition to, then-current good manufacturing practices in accordance with the regulations and standards required by applicable Regulatory Authority(ies) in the United States or Europe, as applicable (the “Manufacturing Requirements”) with respect to clinical supply.

(f)                                   If Selecta is to use a Third Party to fulfill any of its Phase III clinical supply or Commercial supply Manufacturing obligations set forth in Section 14.3, then Selecta shall [***].  In case of disagreement between [***].  Notwithstanding the above, before executing an agreement with a Third Party regarding the Manufacture of Commercial supply of Licensed Product, [***].

(g)                                  Any Third Party [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.2                        Development Candidates.

(a)                                 The Parties will enter into a “Development Manufacturing and Supply Agreement” between each other or among the Parties and an Affiliate or a Third Party manufacturer covering Development Candidates, no later than [***] prior to Development Candidates are first nominated or as otherwise agreed to by the Parties, which agreement will be consistent with and supersede the terms of this Section 14.2.  The Development Manufacturing and Supply Agreement shall include but be not limited to the terms set forth in the termsheet attached hereto as Exhibit 14.2(a).

(b)                                 Unless otherwise mutually agreed by the Parties, the price of supply of Development Candidates Manufactured by Selecta under the Development Manufacturing and Supply Agreement will be equal to [***] percent ([***]%) of Selecta’s fully burdened Manufacturing cost for such Manufacture and supply of such Development Candidates.

14.3                        Commercial Manufacturing and Supply Agreement.

(a)                                 Prior to the filing of the first BLA related to a Licensed Product, the Parties will enter into a “Commercial Manufacturing and Supply Agreement” between each other or among the Parties and an Affiliate or a Manufacturer, covering Licensed Products, at a mutually agreed time during Development, which agreement will be consistent with and supersede the terms of this Section 14.3.  The Commercial Manufacturing and Supply Agreement shall include but be not limited to the terms set forth in the termsheet attached hereto as Exhibit 14.3(a).

(b)                                 At least [***] before the earliest anticipated first Regulatory Approval for each Licensed Product, the Parties will meet to discuss and agree on the scale, quality and the amounts of Licensed Products required to Commercialize such Licensed Product in the Field and Territory.

14.4                        Supply Price.  Unless otherwise mutually agreed to by the Parties, the price for Commercial supply of Licensed Products Manufactured by Selecta under the Commercial Manufacturing and Supply Agreement shall be equal, on a country-by-country basis, to the product of (A) Selecta’s fully burdened Manufacturing cost for such Manufacture and supply multiplied by (B) either: (i)[***]% for any years after the [***] anniversary, but prior to the [***] anniversary of the First Commercial Launch in such country if the Gross Margin for such Licensed Product is equal to or greater than [***]% of the Gross Margin for such Licensed Product in the year prior to the [***] anniversary, or (ii) [***]% in all other instances not covered under the immediately preceding subclause (B)(i).  For purposes of this Section 14.4, “Gross Margin” means (x) the Net Sales of a Licensed Product in such country, minus (y) the cost of goods sold for such Licensed Product, minus (z) the royalty payable to Selecta for such Licensed Product in such country.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.5                        Second Source.  Selecta will arrange for a second source supplier for, and ensure that Selecta or a Third Party manufacturer will have sufficient inventory of, Licensed Products for Commercialization.

14.6                        Quality Agreement.  Along with both the Development Manufacturing and Supply Agreement, and the Commercial Manufacturing and Supply, a Quality Agreement will be negotiated.

14.7                        Change of Control; [***]. Upon (i)(a) a Change of Control of Selecta, and (b) the acquiring or surviving entity [***] (ii) [***], or (iii) [***]

14.8                        Inspection by Sanofi.  Selecta agrees that Sanofi and its agents (so long as such agents have entered into binding confidentiality agreements with Sanofi providing for obligations no less strict than Sanofi’s confidentiality obligations to Selecta hereunder) shall have the right, as required by Applicable Law or otherwise upon reasonable prior notice to Selecta and during normal business hours, to inspect the facility as well as anywhere the Manufacturing of the Development Candidate or Licensed Product and any component or intermediate thereof occurs, including inspection of (a) input materials, (b) the holding facilities for Development Candidate or Licensed Product or any component or intermediate thereof, (c) the equipment used in the Manufacture of the Development Candidate or the Licensed Product or any component or intermediate thereof, and (d) all records relating to such Manufacturing and the Facility (to the extent they relate to the Development Candidate or the Licensed Product or any component or intermediate thereof).  Following such audit, Sanofi shall discuss its observations and conclusions with Selecta, and Selecta shall prepare a remedial plan and implement such corrective actions as may be reasonably determined by Selecta, and Selecta shall consider in good faith advice and suggestions with respect thereto received from Sanofi.  This Section 14.8 shall be replaced by the Development Manufacturing and Supply Agreement or the Commercial Manufacturing and Supply Agreement (as applicable).

15.                               REPRESENTATIONS AND WARRANTIES

15.1                        Representations and Warranties of Both Parties.  Each Party represents and warrants to the other Party that, as of the Effective Date:

(a)                                 Such Party is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                 Such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

(c)                                  This Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement except as such enforceability may be affected by laws affecting creditors’ rights generally and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

general equitable principles.  The execution, delivery and performance of this Agreement by such Party do not and shall not conflict with any agreement, instrument or understanding, oral or written, to which such Party is a party or by which such Party may be bound, or violate any law or regulation of any court, governmental body or administrative or other agency having authority over such Party.  All consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been obtained;

(d)                                 Such Party has sufficient facilities, experienced personnel and other capabilities to enable it to perform its obligations under this Agreement; and

(e)                                  No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such Party for any commission, fee or other compensation as a finder or broker because of any act by such Party or of any agent of such Party.

15.2                        Additional Representations and Warranties of Selecta.  Selecta represents and warrants to Sanofi that, as of the Effective Date:

(a)                                 Selecta is the owner of, or has exclusive rights to, all of the Patents included in the Selecta Licensed Technology, and, in each case, have the exclusive right to grant the licenses or sublicenses, as the case may be, therefor granted to Sanofi under this Agreement, except with respect to the M.I.T. License Agreement and the non-exclusive licenses granted pursuant to the BIND Cross License as provided therein;

(b)                                 All Patents included in the Selecta Licensed Technology consist of either patent applications that have been filed and are pending and actively being prosecuted as of the Effective Date, or issued letters patent that are in full force and effect and have been maintained through the Effective Date, save for those Patents under the BIND Cross License for which Selecta does not have any prosecution rights;

(c)                                  Selecta is not aware of any asserted or unasserted claim or demand of ownership which it believes can be enforced by a Third Party against any Patents included in the Selecta Licensed Technology;

(d)                                 Selecta is not aware of any intellectual property right of any Third Party (excluding the M.I.T. Licensed Patents or other Patents in-licensed by Selecta and within Selecta Licensed Technology) that: (i) would be infringed or misappropriated by the performance of the Research Plan, or (ii) may be reasonably necessary in connection with Sanofi’s identification, development, manufacture, use or sale of Research Vaccine Candidates based on the Research Plan for use in the Field; in each case of (i) and (ii), as understood by Selecta or as communicated by Sanofi to Selecta on or prior to the Effective Date;

(e)                                  Selecta has the right to grant the licenses or sublicenses, as the case may be, granted under this Agreement for all of the Know-How and Inventions included in Selecta Licensed Technology in existence on the Effective Date;

(f)                                   The Know-How and Inventions included in Selecta Licensed Technology were not obtained by Selecta in violation of any contractual or fiduciary obligation to which Selecta or any of its employees or staff members are or were bound, or by the misappropriation of the trade secrets of any Third Party;

(g)                                  Selecta has not entered into any agreement with any Third Party which is in conflict with the rights granted to Sanofi under this Agreement, and the execution and performance of this Agreement by Selecta does not and shall not violate any agreement or undertaking to which Selecta is a party;

(h)                                 Selecta has obtained an waiver of rights from its subsidiary Selecta RUS sufficient to enable Selecta to comply with the terms and conditions of this Agreement; and

(i)                                     Subject to Section 15.2(d), all of the data and information that Selecta has provided to Sanofi prior to the Effective Date relating to the Selecta Licensed Technology and the M.I.T. Licensed Patents, and to the Field in general, are materially accurate, and Selecta has not omitted therefrom any material data or information in Selecta’s possession or control.

16.                               CONFIDENTIALITY.

16.1                        Confidentiality; Exceptions.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the Term and for [***] years thereafter, each Party, its Affiliates and Sublicensees, if any (collectively, a “Receiving Party”), keep completely confidential, shall not publish or otherwise disclose and shall not use for any purpose other than the performance of this Agreement and the exercise of its obligations and rights under this Agreement both the terms of this Agreement as well as any other Confidential Information of Disclosing Party (and shall ensure that its and its Affiliates’ and its Sublicensees’ respective directors, officers, employees or agents do likewise).  The term “Confidential Information” will mean all ideas and information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, which are transferred, disclosed or made available by a Party, its Affiliates or its Sublicensees (collectively, a “Disclosing Party”) or at the request of a Receiving Party, including any information in reports, scientific and manufacturing information and plans, marketing and business plans and financial and personnel matters relating to a Party of its present or future products, sales, suppliers, customers, employees, investors or business or developed under or in connection with the Research Plan or Development Plan pursuant to this Agreement, including any of the foregoing of Third Parties, but not including any Joint Collaboration Technology.  Without limiting the foregoing, Selecta Collaboration Technology and Selecta Licensed Technology (other than Joint Collaboration Technology) will be considered Confidential Information of Selecta, and Sanofi Collaboration Technology will be considered Confidential Information of Sanofi.

16.2                        Exceptions.  The Receiving Party’s obligations of nondisclosure and the limitations upon the right to use the Disclosing Party’s Confidential Information will not apply to the extent that it can be established by the Receiving Party by competent proof that such

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

information:  (i) is, or hereafter becomes, generally available to the public other than by reason of any default or omission by the Receiving Party with respect to its confidentiality obligations hereunder; (ii) was already known to the Receiving Party prior to the time of disclosure by the Disclosing Party; (iii) was lawfully disclosed to the Receiving Party by a Third Party who without any confidentiality obligation to the Disclosing Party; or (iv) is independently developed by or for the Receiving Party or any of its Affiliates without reference to, use of or reliance upon the information furnished by the Disclosing Party.

16.3                        Permitted Disclosures.  The Receiving Party may disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:  (i) in connection with submissions by the Receiving Party to governmental authorities to facilitate the issuance of Regulatory Approvals for any Licensed Product or any other regulatory filings and communications, prosecuting or defending litigation, and filing, prosecuting and enforcing Patents in connection with the Receiving Party’s rights and obligations pursuant to this Agreement; (ii) to its Affiliates; (iii) to its potential and actual licensees, sublicensees and collaborators (including Sublicensees where Sanofi is the Receiving Party), permitted acquirers and assignees, and investors and lenders, in each case after entering or agreeing to a term sheet or the like with the Receiving Party; (iv) to its attorneys and accountants, (v) [***]; or (vi) in order to comply with Applicable Laws, rules or regulations (including to comply with any governmental or stock exchange disclosure requirements) or an order by a court or other regulatory body having competent jurisdiction; provided, however, that (1) if a Receiving Party is required to make any such disclosure of the Disclosing Party’s Confidential Information pursuant to clauses (i) or (vi), such Receiving Party shall, except where impracticable for necessary disclosures (for example to physicians conducting studies or to health authorities), give [***] notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications or otherwise, will use [***] efforts to secure confidential treatment of such Confidential Information required to be disclosed; and (2) with respect to clauses (ii), (iii) and (iv), each of those named people and entities are required to comply with the restrictions on use and disclosure at least as stringent as those contained in Section 16.1.

16.4                        Injunctive Relief.  The Parties acknowledge that monetary damages alone may not adequately compensate the Disclosing Party in the event of a breach by the Receiving Party of this Section 16, and that, in addition to all other remedies available to the Disclosing Party under this Agreement, at law or in equity, it may be entitled to injunctive relief for the enforcement of its rights under this Section 16, without the posting of a bond or other security, and to an accounting of profits made during the period of any breach of the Receiving Party’s obligations under this Section 16.

16.5                        Invocation of Section 8.5.  Notwithstanding any of the foregoing, either Party shall be allowed to disclose in a patent application it prepares and files pursuant to this Agreement the names of the Parties to this Agreement, or amend a pending patent application it is prosecuting pursuant to this agreement to state the names of the Parties to this Agreement, in order to invoke Section 8.5.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.                               INTELLECTUAL PROPERTY.

17.1                        Patent Enforcement.

(a)                                 Each Party shall notify the other Party promptly after such Party becomes aware of any alleged Competitive Infringement of any Patent licensed under this Agreement in any country in the Territory.  Except as provided in this Section 17, [***] shall have the right, but not the duty, to institute patent infringement actions under any such Patents against Third Parties with respect to any such alleged Competitive Infringement. [***] shall execute all reasonable, necessary and proper documents and take such actions as shall be appropriate to allow [***] to institute and prosecute infringement actions under this Section 17.1(a) (including if necessary, by being joined as a party to such action).  Should [***] become a party to such patent infringement action, [***] has the right, [***], to be represented by counsel of its own choice.  Any such action will be controlled by [***], subject to Section 17.1(b) applying so that [***] shall have the rights of [***] under Section 17.1(b) with respect to such action.  In regard to any patent infringement actions relating [***] shall keep [***] advised of all material documents, communications and actions, and provide [***] with copies of and an opportunity to review and comment on such material documents, communications and actions, provided [***]’s providing to [***] copies of these material documents, communications and actions does not violate any protective order in place in the litigation.  [***] may provide input to [***] regarding the litigation, and [***] shall consider any input received from [***] in good faith.  However, [***], provided that if [***]’s proposed litgation strategy would, [***], [***] intellectual property relating to the [***], [***] determine a litigation strategy reasonably acceptable to both parties.  Notwithstanding the foregoing, if such patent infringement action relates solely to [***] will [***] control the same, and shall cooperate with each other with respect to strategy of such litigation.  For purposes of this Agreement, “Competitive Infringement” means [***].

(b)                                 In the event [***] elects not to, or fails to, exercise its rights under Section 17.1(a) with respect to any alleged Competitive Infringement of a Patent licensed to [***] under this Agreement within [***] days of receiving notice thereof (and in all events at least [***] Business Days before the end of any applicable regulatory period relating to enforcement of Patents), then [***] shall have the right, but not the duty, to institute patent infringement actions under any such Patents against Third Parties with respect to any such alleged Competitive Infringement.  Any such action will be solely controlled by [***] at its sole cost and expense, and [***] may participate in any such action at its sole cost and expense.  If [***] elects to so participate, [***] will provide [***] and its counsel with an opportunity to consult with [***] and its counsel regarding the prosecution of such action (including reviewing the contents of any correspondence, legal papers or other documents related thereto), and [***] will take into account reasonable requests of [***] regarding same, provided that [***] shall retain the final decision-making authority with regard to same.  If [***] does not so elect to participate, [***] shall keep [***] apprised as to the status of any such Competitive Infringement action.  [***] shall execute all reasonable, necessary and proper documents and take such actions as shall be appropriate to allow [***] to institute and prosecute such infringement actions under

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

this Section 17.1(b) at [***].  If an infringement action is jointly controlled under Section 17.1(a), then this Section 17.1(b) shall be [***] to the Parties.

(c)                                  For any monetary recoveries arising from any actions described above, first, the costs and expenses of bringing and maintaining any infringement action under Section 17.1(a) or Section 17.1(b) for each of the Parties (other than a Party’s exercise of its participation rights provided in Section 17.1(b)) shall be reimbursed from such monetary recoveries.  Any remaining recoveries shall be divided as follows: (1) if Sanofi is the initiating Party, then [***]; (2) if Selecta is the initiating Party and Sanofi does not participate, then [***]; (3) if Selecta is the initiating Party and Sanofi does participate, then [***]; and (4) if the Parties jointly control such action, then [***].

(d)                                 [***]shall have the first right, but not the obligation, to defend against a declaratory judgment action or other action challenging the validity or enforceability of any Patents within [***], other than with respect to (i) any interferences, oppositions, reissues or reexaminations, which are addressed in Section 8.6, or (ii) any declaratory judgments of non-infringement, counter-claims in any enforcement action brought pursuant to Section 17.1(a) or 17.1(b), or action by a Third Party in response to such an enforcement action, which defense for this clause (ii) will be controlled by the Party or Parties pursuant to Section 17.1(a) or 17.1(b), as applicable.  If [***] does not take steps to defend within [***], and the scope of the Patent being challenged could be used in an action against any current or potentially future Competitive Infringement, [***] will have the right (but not the obligation) to so defend at [***].  Any such defense will be solely controlled by the defending Party, and the non-defending Party may participate in any such defense at [***].  If a Party elects to so participate, the defending Party will provide the participating Party and its counsel with an opportunity to consult with the defending Party and its counsel regarding the prosecution of such defense (including reviewing the contents of any correspondence, legal papers or other documents related thereto), and the defending Party will take into account reasonable requests of the participating Party regarding same, provided that the defending Party shall retain the final decision-making authority with regard to same.  If the non-defending Party does not so elect to participate, the defending Party shall keep the non-defending Party apprised as to the status of any such defense.  The non-defending Party shall execute all reasonable, necessary and proper documents and take such actions as shall be appropriate to allow the defending Party to defend such challenge under this Section 17.1(d) at [***] unless the non-defending Party is participating (including if necessary, by being joined as a party to such defense, subject to the defending Party agreeing to indemnify such non-defending Party for its involvement as a named party in such defense and paying those Out-of-Pocket Costs incurred by such non-defending Party in connection with such joinder).  If Selecta is the defending Party, Sanofi will reimburse Selecta within [***] days after Sanofi’s receipt of Selecta’s invoice for [***] percent ([***]%) or [***] percent ([***]%) of the Out-of-Pocket Costs incurred by Selecta for any such defense, based on the amount of patent prosecution costs that Sanofi is paying under Section 8.6 with respect to the Patent in question.  Notwithstanding the foregoing, if such declaratory judgment action or other action challenging the validity or enforceability of any Patents relates to Selecta Platform Technology, the Parties will jointly control the same.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e)                                  Neither Party may settle or consent to an adverse judgment in any action or defense described in this Section 17.1 without the prior written consent of the other Party, such consent not to be unreasonably withheld.

(f)                                   Any enforcement or defense of any Patent in-licensed by [***] shall be subject to the terms of the applicable in-license agreement [***], including the division of any recoveries resulting therefrom.  For clarity, there are no enforcement rights to any Patents in-licensed under the [***].

(g)                                  It is understood and agreed that (a) no enforcement or defense rights to any [***] are [***] (1) for any [***], or (2) [***] for the applicable Indication for any Licensed Product, and (b) [***] may grant participation rights to Third Parties regarding the enforcement or defense of [***], subject to such Third Party participation rights not being in conflict with the terms of this Agreement.

17.2                        Infringement Actions by Third Parties.

(a)                                 Each Party shall notify the other Party promptly in writing of any claim of, or action for, infringement of any Patents owned or licensed by Third Parties which is threatened, made or brought against either Party by reason of either Party’s performance of its obligations under this Agreement or manufacture, use or sale of any Licensed Product in the Territory in the Field.

(b)                                 Except as provided in Section 17.1, in the event that such an action for infringement is commenced solely against a Party or both Parties jointly and/or any of their respective Affiliates or Sublicensees, as the case may be, with respect to any Licensed Product developed and commercialized by [***], its Affiliates and/or Sublicensees, [***] shall defend such action at [***], and [***] hereby agrees to assist and cooperate with [***] to the extent necessary in the defense of such suit, subject to [***] and [***] incurred by [***] with respect thereto (including for [***]).  [***] shall have the right to settle any such action or consent to an adverse judgment thereto, and [***]’s written consent shall not be required unless such settlement or consent:  (i) imposes any material obligation on [***] (including under Section 17.2(d), (ii) falls within the scope of Section 17.1(e), or (iii) materially impairs [***]’s rights in or to any [***], in which event [***]’s written consent shall not be unreasonably withheld.

(c)                                  The costs of defending any infringement action with respect to a Licensed Product developed and commercialized by [***], its Affiliates and/or Sublicensees shall be borne [***].

(d)                                 During the pendency of any such action, [***] shall continue to pay all royalties due hereunder.  Subject to Section 12.4(b), [***] shall be fully liable for the payment of any award for damages, or any amount due pursuant to any settlement entered into by [***], to the extent that any such action pertains to a Licensed Product developed and commercialized by [***] and/or its Affiliates or Sublicensees.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e)                                  Except to the extent that the provisions of Section 17.1 shall apply to any portion thereof, [***] shall retain any award or compensation (including the fair market value of non-monetary compensation) received by [***] as a result of any such action (i.e., as a result of a counterclaim).

17.3                        Biosimilar Applications.

If either Party receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the Public Health Service Act (“PHSA”) (a “Biosimilar Application”) naming a Licensed Product as a reference product or otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(1)(9)(C) of the PHSA), either Party shall, within [***] Business Days, notify the other Party.  [***] will then seek permission to view the application and related confidential information from the filer of the Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA.  If either Party receives any equivalent or similar certification or notice in any other jurisdiction, either Party shall, within [***] Business Days, notify and provide the other Party copies of such communication.  Regardless of the party that is the “reference product sponsor” for purposes of such Biosimilar Application:

(i)                                     [***] shall have the sole right to designate pursuant to Section 351(l)(1)(B)(ii) of the PHSA the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application;

(ii)                                  [***] shall have the sole right to list any patents, including those of the [***], insofar as they claim or cover the applicable Licensed Product as required pursuant to Section 351(l)(1)(3)(A), Section 351(l)(5)(b)(i)(II), or Section 351(l)(7) of the PHSA, to respond to any communications with respect to such lists from the filer of the Biosimilar Application, and to negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange other than that specified in Section 351(l) of the PHSA; and

(iii)                               [***] shall have the sole right to identify Patents or respond to communications under any equivalent or similar listing in any other jurisdiction.  If required pursuant to Applicable Law, [***] shall prepare such list and make such response at [***]’s direction.  [***] will provide to [***], within [***] days of [***]’s request, all information, including a correct and complete list of Patents of Selecta Licensed Technology that is necessary or reasonably useful to enable [***] to make such lists of Patents that cover the applicable Licensed Product, and cooperate with [***]’s reasonable requests in connection therewith, including meeting any

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

submission deadlines, in each case, to the extent required or permitted by Applicable Law.  [***] shall reasonably consult with [***] prior to identifying any Selecta Licensed Technology to a Third Party as contemplated by this Section 17.3.  [***] shall consider in good faith advice and suggestions with respect thereto received from [***], and notify [***] of any such lists or communications promptly after they are made.

As provided in Section 17.1(b), if [***] does not proceed under this Section 17.3, then thereafter [***] shall have the right to proceed in place of [***] under this Section 17.3 with the roles of the Parties reversed.

18.                               INDEMNIFICATION AND INSURANCE.

18.1                        Indemnification of Selecta.  Sanofi will indemnify Selecta and its Affiliates, and their respective directors, officers, and employees (each, a “Selecta Indemnitee”), and defend and hold each of them harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) payable to Third Parties (collectively, “Losses”) arising in connection with any and all claims, demands, lawsuits, or investigations by a Third Party (each a “Third Party Claim”) against a Selecta Indemnitee, to the extent caused by or arising out of: (a) any breach or default by Sanofi of this Agreement; (b) any breach or default by Sanofi of the M.I.T. License Agreement; (c) the gross negligence or willful misconduct on the part of Sanofi, its Affiliates, or Service Providers in performing any activity contemplated by this Agreement; or (d) the Research, Development, Commercialization or other disposition of Development Candidates or Licensed Products by Sanofi, its Affiliates or its/their Sublicensees (including any Third Party Claims relating to any alleged infringement or misappropriation of Patents or other intellectual property rights based on any of the foregoing), in each case, excluding any Losses to the extent Selecta has an obligation to indemnify Sanofi and its Affiliates pursuant to Section 18.2.

18.2                        Indemnification of Sanofi.  Selecta will indemnify Sanofi, its Affiliates, and their respective directors, officers, and employees (each, a “Sanofi Indemnitee”), and defend and hold each of them harmless from and against any and all Losses arising in connection with any Third Party Claim against a Sanofi Indemnitee, to the extent caused by or arising out of: (a) any breach by Selecta of this Agreement; (b) any breach or default by Selecta of the M.I.T. License Agreement (other than resulting from any breach or default by Sanofi of the M.I.T. License Agreement); (c) the gross negligence or willful misconduct on the part of Selecta, its Affiliates, or Service Providers in performing any activity contemplated by this Agreement; or (c) the performance of Selecta’s Research activities under the Research Plan or the Expanded Selecta Scope of Work in each case, excluding any Losses to the extent Sanofi has an obligation to indemnify Selecta and its Affiliates pursuant to Section 18.1.  Manufacturing indemnities will be addressed in the Development Manufacturing and Supply Agreement and the Commercial manufacturing and Supply Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18.3                        Indemnification of Institutions.

(a)                                 Subject to Section 18.3(b), Selecta and Sanofi shall jointly and severally indemnify, defend, and hold harmless M.I.T., Brigham, Harvard, Institute and CMCC (collectively, the “Institutions”), the Affiliates of the Institutions, and the respective directors, trustees, officers, faculty, students, employees, and agents and their respective successors, heirs and assigns of any of the foregoing (the “Institution Indemnitees”), against any Losses incurred by or imposed upon any of the Institution Indemnitees in connection with any third-party claims, suits, investigations, actions, demands or judgments arising out of (i) any theory of liability (including actions in the form of tort, warranty, or strict liability and regardless of whether such action has any factual basis) concerning any product, process, or service that is made, used, sold, imported, or performed pursuant to any right or license granted under this Agreement, or (ii) arising out of or related to the exercise of any rights granted to Sanofi under this Agreement or any breach of this Agreement by Sanofi; provided, however, that neither Selecta nor Sanofi shall have no obligation pursuant to the foregoing with respect to any Losses to the extent that they directly result from the gross negligence or willful misconduct of any Institution Indemnitee.  The procedures for the indemnification of the Institution Indemnitees shall be as set forth in Section 8.1(b) of the M.I.T. License Agreement.

(b)                                 If any of the Losses covered under Section 18.3(a) are a direct result of the negligence of either Selecta or Sanofi, but not both Selecta and Sanofi, then the non-negligent Party shall have no obligation to indemnify any Institution Indemnitees for such Losses.

18.4                        Notice of Claim.  All indemnification claims in respect of any Sanofi Indemnitee, Selecta Indemnitee seeking indemnity under Sections 18.1 or 18.2 (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by the corresponding Party (the “Indemnified Party”).  The Indemnified Party will give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 18.1 or 18.2, but in no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time).  Together with the Indemnification Claim Notice, the Indemnified Party will furnish promptly to the Indemnifying Party copies of all notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim.

18.5                        Control of Defense.  At its option, the Indemnifying Party may assume the defense of any Third Party Claim subject to indemnification as provided for in Sections 18.1 or 18.2 by giving written notice to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may select and appoint the lead legal counsel for the defense of the Third Party Claim.  Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim, except as provided in Section 18.7.

18.6                        Right to Participate in Defense.  Without limiting Section 18.5, any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnitee’s own expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 18.5 (in which case the Indemnified Party will control the defense).

18.7                        Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the Indemnifying Party has acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate. The Indemnifying Party will pay all amounts on behalf of the Indemnified Party at or  prior to the time of the entry of judgment.  With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 18.5, the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will be at the Indemnified Party’s sole and absolute discretion).  The Indemnifying Party that has assumed the defense of the Third Party Claim in accordance with Section 18.5 will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of such Indemnifying Party.  Regardless of whether the Indemnifying Party chooses to defend any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without first offering to the Indemnifying Party the opportunity to assume the defense of the Third Party Claim in accordance with Section 18.5.

18.8                        Cooperation.  If the Indemnifying Party chooses to defend any Third Party Claim, the Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with the defense of such Third Party Claim.  Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party will reimburse the Indemnified Party for all its reasonable Out-of-Pocket Costs in connection with such cooperation.

18.9                        Expenses.  Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

18.10                 Insurance.  During the Term, each Party will have and maintain such types and amounts of liability insurance including self-insurance as is normal and customary in the industry generally for similarly situated parties, and will upon request provide the other Party with a certificate of insurance in that regard, along with any amendments and revisions thereto.

19.                               TERM; TERMINATION.

19.1                        Term.  This Agreement shall commence as of the Effective Date and, unless sooner terminated as provided hereunder, shall expire as follows (the “Term”):

(a)                                 As to each Indication, if no Development Candidate is nominated before the end of the applicable Research Term, then on the second anniversary of the end of the applicable Research Term.

(b)                                 This Agreement shall expire in its entirety if no Development Candidate is nominated for any Indication under this Agreement before the end of all applicable Research Terms on the second anniversary of the last Research Term.

(c)                                  As to each Licensed Product in each country in the Territory, this Agreement shall expire upon the expiration of all payment obligations arising under Section 12 with respect to such Licensed Product in such country.

(d)                                 After the end of all of the Research Terms, this Agreement shall expire in its entirety upon the expiration of all payment obligations arising under Section 12 with respect to all Development Candidates and Licensed Products in all countries in the Territory.

19.2                        Effect of Expiration.  Following the expiration of this Agreement with respect to a Licensed Product in a country in the Territory pursuant to Section 19.1(c), Sanofi shall have the royalty-free, perpetual right to make, have made, import, export, use, have used, market, offer for sale and sell such Licensed Product in such country under Selecta Licensed Technology.  Following the expiration of the term of this Agreement in its entirety pursuant to Section 19.1(d), Sanofi shall have the royalty-free, perpetual right to make, have made, import, export, use, have used, market, offer for sale and sell all Licensed Products in all countries in the Territory under Selecta Licensed Technology.

19.3                        Termination by Either Party.  Each Party shall have the right to terminate this Agreement, upon notice to the other Party, in the event that:

(a)                                 The other Party shall have: (i) voluntarily commenced any proceeding or filed any petition seeking relief under the bankruptcy, insolvency or other similar laws of any jurisdiction, (ii) applied for, or consented to, the appointment of a receiver, trustee, custodian, sequestrator, conciliator, administrator or similar official for it or for all or substantially all of its property, (iii) filed an answer admitting the material allegations of a petition filed against or in respect of it in any such proceeding, (iv) made a general assignment for the benefit of creditors of all or substantially all of its assets, (v) admitted in writing its inability to pay all or substantially all of its debts as they become due, or (vi) taken corporate action for the purpose of effecting any of the foregoing; or

(b)                                 An involuntary proceeding shall have been commenced, or any involuntary petition shall have been filed, in a court of competent jurisdiction seeking:  (i) relief in respect of the other Party, or of its property, under the bankruptcy, insolvency or similar laws of any jurisdiction, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conciliator, administrator or similar official for such other Party or for all or substantially all of its property, or (iii) the winding-up or liquidation of such other Party; and, in each case, such proceeding or petition shall have continued undismissed for sixty (60) days, or an order or decree approving or ordering any of the foregoing shall have continued unstayed, unappealed and in effect for thirty (30) days.

19.4                        Termination by Sanofi.

(a)                                 Sanofi shall have the right to terminate this Agreement, upon notice to Selecta, in the event Selecta defaults with respect to any of its material obligations under this Agreement and does not cure such default within [***] days after the receipt of a notice from Sanofi specifying the nature of, and requiring the remedy of, such default (or, if such default cannot be cured within such [***] day period, if Selecta does not commence and diligently continue actions to cure same during such [***] day period and then cure same within [***] days after the receipt of such notice).  Any termination pursuant to this Section 19.4(a) shall be without prejudice to any of Sanofi’s other rights under this Agreement, and in addition to any other remedies available to it at law or in equity.

(b)                                 Notwithstanding any other provision of this Agreement, Sanofi shall have the right to terminate this Agreement, in its entirety or with respect to any particular Licensed Product, Indication and/or country in the Territory, at any time upon six months written notice to Selecta; provided that in no event shall Sanofi have the right to exercise any termination rights under this Section 19.4(b) which would cause a termination of this Agreement before the [***] month anniversary of the Effective Date.

19.5                        Sanofi Termination of Certain Rights in Lieu of Terminating Agreement.  In the event that Selecta defaults with respect to any of its material obligations under this Agreement and does not cure such default within [***] days after the receipt of a notice from Sanofi specifying the nature of, and requiring the remedy of, such default (or, if such default cannot be cured within such [***] day period, if Selecta does not commence and diligently continue actions to cure same during such [***] day period and then cure same within [***] days after the receipt of such notice), then Sanofi may, in lieu of terminating this Agreement in its entirety as provided in Section 19.4(a), elect to continue this Agreement in full force and effect except, upon written notice to Selecta of Sanofi’s election under this Section 19.5, Sanofi shall have the right to set off, against any payments or other amounts due by Sanofi but not paid to Selecta, all direct damages that have been suffered by Sanofi in whole or in part directly due to the default that gave rise to Sanofi’s election under this Section 19.5, provided that there shall be no such right

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of set-off if Selecta disputes any such material breach or the amount of the proposed direct damages unless and until Sanofi obtains a favorable arbitration ruling under Section 21.14.

19.6                        Termination by Selecta.  Selecta shall have the right to terminate this Agreement, upon notice to Sanofi, in the event that Sanofi defaults with respect to any of its material obligations under this Agreement and does not cure such default within [***] days after the receipt of a notice from Selecta specifying the nature of, and requiring the remedy of, such default (or, if such default cannot be cured within such [***] day period, if Sanofi does not commence and diligently continue actions to cure same during such [***] day period and then cure same within [***] days after the receipt of such notice); provided, however, that if any such default is limited to Sanofi’s obligations with respect to a particular Indication, Licensed Product and/or a particular country in the Territory, then any termination of this Agreement by Selecta pursuant to this Section 19.6 due to such default shall be limited to Sanofi’s rights and licenses and obligations and Selecta’s obligations under this Agreement with respect to such Indication, Licensed Product and/or country and all of the Parties’ other rights and licenses and obligations hereunder shall survive such termination.  Any termination pursuant to this Section 19.6 shall be without prejudice to any of Selecta’s other rights under this Agreement, and in addition to any other remedies available to it by law or in equity.

19.7                        Termination for Patent Challenge.

(a)                                 If Sanofi or any of its Affiliates or Sublicensees [***] a Patent Challenge against Selecta or M.I.T., or [***] a Patent Challenge against Selecta or M.I.T. (except as required under a court order or subpoena), then Selecta may immediately terminate this Agreement and/or the licenses granted hereunder.

(b)                                 If a Sublicensee [***] a Patent Challenge or [***] a Patent Challenge against Selecta or M.I.T. (except as required under a court order or subpoena), then Selecta may send a written demand to Sanofi to terminate such sublicense.  If Sanofi fails to so terminate such sublicense within [***] days after Selecta’s demand, Selecta may immediately terminate this Agreement and/or the licenses granted hereunder.

19.8                        Effect of Termination or Certain Expiration.  If this Agreement expires under Section 19.1(a) or 19.1(b), or if this Agreement is terminated by either Party, in any such case either in its entirety or in a particular country or with respect to a particular Indication or Licensed Product, in addition to any other remedies available at law or in equity:

(a)                                 all licenses and rights granted by Selecta to Sanofi under this Agreement in the Selecta Licensed Technology (including under the M.I.T. License Agreement or any other in-license of Selecta), either in their entirety or with respect to the terminated country, Indication or Licensed Product, shall terminate;

(b)                                 Sanofi shall promptly, at its own expense, (A) pay to Selecta all outstanding costs and expenses, if any, accrued pursuant to this Agreement prior to termination; and (B) at Sanofi’s own expense, return to Selecta all relevant records and materials, either in the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory or with respect to the terminated countries, in Sanofi’s possession or control containing Selecta’s Confidential Information (provided that Sanofi may keep one (1) copy of such Confidential Information for archival purposes only); provided, however, that if this Agreement is terminated by Sanofi pursuant to Section 19.3 or Section 19.4(a), such transfer shall be at Selecta’s expense; and

(c)                                  Subject to Section 19.9, Selecta shall promptly, at its own expense, return to Sanofi all relevant records and materials in Selecta’s possession or control containing Sanofi’s Confidential Information (provided that Selecta may keep one (1) copy of such Confidential Information for archival purposes only); provided, however, that, if this Agreement is terminated by Selecta pursuant to Section 19.3, 19.6 or 19.7, by Sanofi pursuant to Section 19.4(b), or expires pursuant to Section 19.1(a) or 19.1(b), such transfer shall be at Sanofi’s expense.

In the event this Agreement terminates or expires with respect to a country, Indication or Licensed Product (and not in its entirety), then under Section 19.8(a) only Sanofi’s rights and licenses and obligations and Selecta’s obligations under this Agreement with respect to such terminated country, Indication or Licensed Product shall terminate under Section 19.8(a), and all of the Parties’ other rights and licenses and obligations hereunder shall survive such termination or expiration.

19.9                        Program Transfer.

(a)                                 If this Agreement expires pursuant to Section 19.1(a) or 19.1(b) in its entirety or for a particular Indication, or if this Agreement is terminated in its entirety or in a particular country, Indication or Licensed Product by Sanofi pursuant to Section 19.4(b), or by Selecta pursuant to Sections 19.3, 19.6 or 19.7, then, Selecta shall have thirty (30) days, to notify Sanofi in writing that it wishes to continue developing a Research Vaccine Candidate, Development Candidate or Licensed Product within the scope of such expiration or termination (such written request, a “Transfer Notice”).  After receiving a Transfer Notice, Sanofi shall promptly:

(i)                                     transfer or provide copies of (and if available provide electronic copies of), at [***]’s sole expense, to Selecta (or its designee) all Know-How, Inventions, data, reports, clinical and other business records, correspondence and materials (including all CMC Data and pre-clinical and clinical data) in Sanofi’s or its Affiliates’ or Sublicensees’ possession or control that relate to the Research Vaccine Candidates, Development Candidate or Licensed Product, either in the Territory or with respect to the terminated country, Indication or Licensed Product;

(ii)                                  (1) provide (and if available provide electronic copies of), at [***]’s sole expense, to Selecta (or its designee) all information within or relating to, and (2) assign, and hereby assigns, and execute all documents, reasonably necessary [***] to assign and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

transfer to Selecta (or its designee) all right, title and interest in and to, in each case ((1) and (2)) all Regulatory Filings and Regulatory Approvals (including drafts thereof) with respect to the Research Vaccine Candidates, Development Candidate or Licensed Product, either in the Territory or with respect to the terminated country, Indication or Licensed Product;

(iii)                               grant, and hereby grants, to Selecta a royalty bearing, exclusive (even as to Sanofi) license (with the right to grant sublicenses through multiple tiers) under all Patents, Know-How and Inventions owned by Sanofi or any of its Affiliates (including Joint Collaboration Technology and Sanofi Collaboration Technology), on or after the Effective Date, in the Territory (other than the commercialization license, which will be limited to the terminated country if applicable), solely to the extent necessary to research, develop, make, have made, use, offer for sale, sell, import, export and otherwise commercialize Selecta Vaccine Candidates, Development Candidate or Licensed Products (the “Program Transfer License”); and

(iv)                              to the extent Sanofi owns or holds any right, title and interest in any Trademarks under which any Licensed Product has been or is being marketed or sold in the Territory or in the terminated country, Sanofi shall assign, and hereby assigns, the same to Selecta (or its designee).

((i)-(iv) collectively, the “Program Transfer”).  At the request of Selecta, the Parties will memorialize in a written agreement the terms of the Program Transfer License and the other parts of the Program Transfer as Selecta may request.  Further, all Patents licensed to Selecta under the foregoing clause (iii) will be subject to (A) the preparation, filing, prosecution, defense and maintenance provisions in Section 8.6 as if those Patents were Selecta Licensed Technology thereunder with the roles of Selecta and Sanofi reversed thereunder; and (B) the enforcement and defense provisions in Section 17.1 as if those Patents were Selecta Licensed Technology thereunder with the roles of Selecta and Sanofi reversed thereunder, in each case ((A) and (B)) taking into account any reasonable differences between the Parties with respect to those provisions.

(b)                                 Subsequent to any Program Transfer, provided that Sanofi nominated a Development Candidate for such Program Transfer before the applicable termination or expiration, Selecta shall pay to Sanofi a royalty on all Net Sales mutatis mutandis under Section 12.3 and 12.4 of the Licensed Products by Selecta, its Affiliates or sublicenses, as well as a percentage of all Licensing Revenues, in each case with respect to such Program Transfer, as follows:

Program Transfer Completed	Royalty on Net Sales		% of Licensing Revenue
[***]	[***]	%	[***]	%
[***]	[***]	%	[***]	%
[***]	[***]	%	[***]	%
[***]	[***]	%	[***]	%

19.10                 Sublicenses.  A termination of this Agreement shall not automatically terminate any sublicense granted by Sanofi pursuant to Section 9.2 with respect to a non-Affiliated Sublicensee, provided that (i) such Sublicensee is not then in breach of any provision of this Agreement or the applicable sublicense agreement, (ii) Selecta will have the right to step into the role of Sanofi as sublicensor, with all the rights that Sanofi had under such sublicense prior to termination of this Agreement (including the right to receive any payments to Sanofi by such Sublicensee that accrue from and after the date of the termination of this Agreement), and (iii) Selecta will only have those obligations to such Sublicensee as Selecta had to Sanofi hereunder (and no other obligations).  Sanofi will include in any sublicense agreement a provision in which said Sublicensee acknowledges its obligations to Selecta hereunder and the rights of Selecta to terminate this Agreement with respect to any Sublicensee for material breaches of this Agreement by such Sublicensee that are within the scope of Sections 19.3, 19.6 or 19.7.

19.11                 Accrued Rights, Surviving Obligations.

(a)                                 Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination or expiration.  Such termination or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

(b)                                 Termination or expiration of this Agreement shall not terminate each Party’s obligation to pay all royalties, milestone payments and other monetary obligations that may have accrued hereunder prior to such termination.  In addition to the termination and expiration consequences set forth above in this Section 19, all of the Parties’ rights and obligations under Sections 1, 4.5, 8.1 through 8.4, 8.6(c), 9.4(a), 9.6, 13 (for amounts owed or already paid, including for amounts owed but not yet payable), 16, 18, 19 and 21 shall survive termination or expiration hereof.  All other rights and obligations shall terminate upon expiration or termination of this Agreement.

20.                               FORCE MAJEURE.

20.1                        Events of Force Majeure.  Neither Party shall be held liable or responsible to the other Party nor be deemed to be in default under or in breach of any provision of this Agreement for failure or delay in fulfilling or performing any obligation under this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying.  For purposes of this Agreement, force majeure shall be defined as causes beyond

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the control of the Party, including acts of God; acts, regulations, or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers.  In such event Selecta or Sanofi, as the case may be, shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue.  The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled and for thirty (30) days thereafter.  To the extent possible, each Party shall use reasonable efforts to minimize the duration of any force majeure.

21.                               MISCELLANEOUS.

21.1                        Relationship of Parties.  Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employment or joint venture relationship between the Parties.  Neither Party shall be entitled to, or shall, incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

21.2                        Assignment.

(a)                                 Sanofi shall be entitled to assign or otherwise transfer this Agreement in whole to any of its Affiliates upon [***] days prior written notice to Selecta.

(b)                                 Sanofi may assign this Agreement in whole or in part, including as to a specific Licensed Product, to a Third Party in connection with any Change of Control of Sanofi or Sanofi Pasteur, or the acquisition of a Third Party by Sanofi, at any time within the one [***] days period following the closing of such Change of Control or acquisition.

(c)                                  Except as provided in this Section 21.2, neither Party shall be entitled to assign, by operation of law or otherwise, its rights hereunder without the express written consent of the other Party; provided that Selecta may assign or transfer this Agreement to an Affiliate, or to an acquirer or successor of all or substantially all of Selecta’s assets or that portion of its business to which this Agreement pertains (whether by Change of Control, merger, sale, reorganization, consolidation or otherwise) without Sanofi’s express written consent.

21.3                        Disclaimer of Warranties.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES EXPRESSLY DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OR ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE PRACTICE.

21.4                        Further Actions.  Each Party shall execute, acknowledge and deliver such further instruments, and take all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21.5                        Notice.  Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

(i)                                     In the case of Sanofi, to:

Sanofi

54 rue La Boétie

75008 Paris, FRANCE

Attention:                                         General Counsel

Facsimile No.:                 +33 1 53 77 43 03

(ii)                                  In the case of Selecta, to:

Selecta Biosciences, Inc.

480 Arsenal Street, Building One

Watertown, MA 02472

Attention:                                         General Counsel

Facsimile No.: 617-924-3454

With a required copy to:

Goodwin Procter LLP

53 State Street

Boston, MA 02109

[***]

Facsimile:  617-523-1231

or to such other address for such Party as it shall have specified by like notice to the other Party, provided that notices of a change of address shall be effective only upon actual receipt thereof.  If delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given.  If sent by overnight express courier service, the date of delivery shall be deemed to be the next business day after such notice or request was deposited with such service.  If sent by certified mail, the date of delivery shall be deemed to be the fifth (5th) business day after such notice or request was deposited with the postal service in the country of mailing.

21.6                        Use of Name.  Except as otherwise provided herein, neither Party shall have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name or trademark of the other Party (including any Trademark) for any purpose in connection with the performance of this Agreement.

21.7                        Set-Off.  Undisputed payments that are due and payable hereunder may be offset against each other; otherwise there shall be no right of set-off and all payments are non-refundable and subject to credit only as provided in Section 12.4(b).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21.8                        Public Announcements.

(a)                                 Except as required by Applicable Law (including the applicable disclosure requirements of any relevant regulatory authority or stock exchange) and as permitted by Section 16.3, neither Party shall make any public announcement concerning this Agreement, any Licensed Product, the achievement of clinical, regulatory or development milestones, top line results of clinical trials, or any other subject matter hereof without the prior written consent of the other Party, which shall not be unreasonably withheld.  It shall not be unreasonable for a Party to withhold consent with respect to any public announcement containing any of that Party’s Confidential Information.

(b)                                 Subject to the foregoing, in the event a Party (the “Issuing Party”) desires to issue a press release or other public announcement disclosing material information relating to this Agreement or the transactions contemplated hereby or the terms hereof, (i) the Parties shall consult with each other in good faith as to the timing thereof, and (ii) the Issuing Party shall provide the other Party (the “Reviewing Party”) with a copy of the proposed press release or public announcement (the “Release”) prior to such Release sufficiently in advance of the scheduled release of such Release to afford the Reviewing Party a reasonable opportunity to review and comment upon the proposed Release.  If the Reviewing Party provides any comments, the Parties will consult and work in good faith to prepare a mutually agreeable Release.

(c)                                  Following a Party’s consent to or approval of a Release pursuant to this Section 21.8, the other Party shall be entitled to make subsequent press releases or public announcements of such information without renewed compliance with this Section 21.8, unless the scope and/or duration of such consent or approval is expressly limited.

(d)                                 Notwithstanding anything in this Section 21.8 to the contrary, following execution of this Agreement by both Parties, Selecta may issue the press release attached hereto as Exhibit G.

21.9                        Publications.  Neither Party shall publish and/or make presentations (or allow any Third Party to make any publication or presentation on its behalf) the subject matter of which directly relates to the Field, Licensed Products or any activities a Party may perform as required by the Expanded Selecta Scope of Work, the Research Plan or this Agreement unless a Party complies in all respects with the provisions of this Section 21.9.  The Party wishing to publish and/or make presentations (the “Publishing Party”) shall deliver to the other Party (the “Non-Publishing Party”) copies of all articles and papers to be published, and reasonably detailed abstracts of presentations to be made, concerning such subject matter at least [***] days prior to the anticipated submission or presentation date thereof.  The Non-Publishing Party shall have [***] days after receipt of said copies to approve such proposed publication or presentation or to object to such proposed publication or presentation because Confidential Information of the Non-Publishing Party is contained in the proposed publication or presentation or because such proposed publication or presentation would disclose Know-How or an Invention for which the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Non-Publishing Party has an actual or executory license or any other rights under this Agreement.  In the event the Non-Publishing Party makes such objection, the Publishing Party shall (i) to the extent the proposed publication or presentation discloses Confidential Information of the Non-Publishing Party, delete such Confidential Information from the proposed publication or presentation,  and (ii) in the event that any proposed publication or presentation discloses such Know-How or such an Invention, delay the proposed publication or presentation for a reasonable period of time (not to exceed [***] days) during which time the Party having responsibility therefor shall file a patent application in the appropriate jurisdiction(s) with respect to such Know-How or Inventions.  If the Non-Publishing Party fails to approve or object to any proposed publication or presentation within the applicable [***] day period, then the Publishing Party shall be free to make the proposed publication or presentation.  Expedited reviews for abstracts or poster presentations may be arranged if mutually agreeable to the Parties.  Once publications have been reviewed by the Non-Publishing Party and have been approved for publication as provided herein, the same publications do not have to be provided again to the other Party for review for a later submission for publication.  The Publishing Party will acknowledge the Non-Publishing Party’s contributions in any such publication or presentation unless otherwise instructed by the Non-Publishing Party.  Without limiting the foregoing, Sanofi and its Affiliates and Sublicensees shall not use the name of “Massachusetts Institute of Technology”, “Lincoln Laboratory,” “Brigham and Women’s Hospital,” “Harvard University”, “The Immune Disease Institute”, “Children’s Hospital Boston” or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents (collectively, “Associates,” or an individual related to a particular institution, an “Associate”), or any trademark owned by M.I.T., Brigham, Harvard, Institute or CMCC, or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of the applicable party, or in the case of the name of a Brigham Associate, the written consent of such Brigham Associate, which consent any party may withhold in its sole discretion. The preceding sentence notwithstanding, without the consent of M.I.T., Brigham, Harvard, Institute or CMCC, Sanofi may (i) make factual statements publicly while Sanofi has a sublicense under this Agreement from M.I.T., Brigham, Harvard, Institute and/or CMCC, as applicable, under one or more of the patents and/or patent applications comprising the PATENT RIGHTS, as such block capitalized terms are defined in the M.I.T. License Agreement; (ii) make factual statements publicly that one of its founders, Robert S. Langer, is a professor at M.I.T., and (iii) make disclosures or statements required by law.

21.10                 Waiver; Cumulative Remedies.  A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof.  All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

21.11                 Compliance with Applicable Laws; Anti-Bribery Provisions.  Each Party shall comply with all Applicable Laws in the course of performing its obligations or exercising its rights pursuant to this Agreement. Selecta represents and warrants that it has not accepted nor

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

been offered any payment of money or other assets, or anything of value, for the purpose of influencing its decisions or actions to help Sanofi obtain or maintain business or obtain a  business advantage where such payment or advantage would constitute violation of any applicable anti-bribery legislation, regulations and/or codes, both national and foreign, including but not limited to, the US Foreign Corrupt Practices Act and the UK Bribery Act (hereinafter and above designated by “Anti-Bribery Provisions”).  Selecta further represents and warrants that it has not made or agreed and/or that it shall not make any payment or any offer or promise for payment, either directly or indirectly, of money or other assets, or transfer anything of value, to government or political party officials, officials of international organizations, candidates for public office, or representatives of other businesses or persons action on behalf of any of the foregoing, for the purpose of influencing decisions or actions or where such payment of advantage would constitute violation of any applicable Anti-Bribery Provisions.

21.12                 Severability.  When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

21.13                 Amendment.  No amendment, modification or supplement of any provisions of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized representative of each Party.

21.14                 Governing Law; Dispute Resolution.

(a)                                 This Agreement, and any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement will be governed by and construed in accordance with the laws of New York, without giving effect to any principles, statutory provisions or other rules of choice of law that would require the application of the laws of a different country, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patents or Know-How will governed by, and construed and enforced in accordance with, the substantive laws of the jurisdiction in which such Patents or Know-How apply.

(b)                                 The Parties will try to settle their differences amicably between themselves.  If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement arises between the Parties (each a “Dispute”), a Party will, before initiating any proceedings pursuant to Section 21.14(c), notify the other Party in writing of such Dispute.  If the Parties are unable to resolve the Dispute within [***] days of receipt of the written notice by the other Party, such dispute will be referred to an Executive Officer of Selecta and an Executive Officer of Sanofi, or their designees, who will meet in person at least once and use their good faith efforts to resolve the Dispute within [***] days after such referral.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)                                  If a Dispute is not resolved as provided in the preceding Section 21.14(b), whether before or after expiration or termination of this Agreement, the Parties hereby agree that such Dispute will be resolved by final and binding arbitration conducted in accordance with the terms of this Section 21.14.  The arbitration will be held in New York, New York, USA according to Rules of Arbitration of the International Chamber of Commerce (“ICC”).  The arbitration will be conducted by a panel of [***] arbitrators with significant experience in the pharmaceutical industry, unless otherwise agreed by the Parties, appointed in accordance with applicable ICC rules.  Any arbitration herewith will be conducted in the English language to the maximum extent possible.  The arbitrators will be instructed not to award any punitive or special damages and will render a written decision no later than [***] months following the selection of the arbitrators, including a basis for any damages awarded and a statement of how the damages were calculated.  Any award will be promptly paid in U.S. dollars free of any tax, deduction or offset.  Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Section 21.14.  With respect to money damages, nothing contained herein will be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages.  By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages.  Each Party will pay its legal fees and costs related to the arbitration (including witness and expert fees).  Judgment on the award so rendered will be final and may be entered in any court having jurisdiction thereof.

(d)                                 Nothing in this Section 21.14 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction, specific performance or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

21.15                 No Consequential Damages.  EXCEPT WITH RESPECT TO BREACHES OF SECTION 16 AND WITH RESPECT TO THE PARTIES INDEMNIFICATION OBLIGATIONS HEREUNDER, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES OR SUBLICENSEES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES OR SUBLICENSEES FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING LOSS OF PROFITS OR REVENUE, OR CLAIMS OF CUSTOMERS OF ANY OF THEM OR OTHER THIRD PARTIES FOR SUCH OR OTHER DAMAGES.

21.16                 Entire Agreement.  This Agreement (together with the Exhibits hereto and including the Research Plan, and the Expanded Selecta Scope of Work issued hereunder) sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions and negotiations between them as to the subject matter hereof, and neither of the Parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the Effective Date in writing and signed

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

by a proper and duly authorized officer or representative of the Party to be bound thereby.  Without limiting the generality of the foregoing, the terms and conditions of this Agreement shall supersede the terms and conditions of any confidentiality, non-disclosure or similar such agreement that the Parties may have executed prior to the Effective Date; provided that all “Confidential Information” disclosed or received by the Parties thereunder will be deemed “Confidential Information” hereunder and will be subject to the terms and conditions of this Agreement.

21.17                 Parties in Interest.  All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

21.18                 Descriptive Headings.  The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

21.19                 Waiver or Rule of Construction.  Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement.  Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting party will not apply.

21.20                 Interpretation.  Whenever any provision of this Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or “includes without limitations”).  “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used.  The term “or” will mean “and/or” hereunder.  All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural.  References to “months” hereunder refer to calendar months.  Unless otherwise provided, all references to Sections, Schedules and Exhibits in this Agreement are to Sections, Schedules and Exhibits of this Agreement.  References to any Sections include Sections and subsections that are part of the related Section (e.g., a Section numbered “Section 3.3(a)” would be part of “Section 3.3”, and references to “Section 3” would also refer to material contained in the subsection described as “Section 3.3(a)”).

21.21                 Counterparts; Facsimiles.  This Agreement may be executed simultaneously in two counterparts, any one of which need not contain the signature of more than one Party, but both such counterparts taken together shall constitute one and the same agreement.  Facsimile execution and delivery (including via “pdf” document delivered by electronic transmission) of this Agreement will constitute a legal, valid and binding execution and delivery of this Agreement by a Party.

21.22                 Change of Control of Selecta.  Notwithstanding anything to the contrary herein, (i) no Know-How or Patents or other materials or intellectual property rights not Controlled by Selecta or any of its Affiliates prior to a Change of Control of Selecta by a Drug Company will be Controlled for purposes of this Agreement after such Change of Control, other than (1) Selecta Collaboration Technology and Selecta’s joint ownership rights in Joint Collaboration Technology no matter when Controlled, and (2) any Patent that claims priority, directly or indirectly, to any other Patent within Selecta Licensed Technology first Controlled before the Change of Control will be Controlled thereafter no matter when such Patent is filed or issued, and (ii) no assets of Selecta or any of its Affiliates, including the items listed in clause (i) above, not Controlled by Selecta or any of its Affiliates before such Change of Control of Selecta with a Drug Company will be subject to any exclusivity provisions hereunder (other than the license grant in Section 9.1(b), subject to the limitations from clause (i) above), including with respect to Section 9.5.  For purposes of this Agreement, “Drug Company” means any entity that conducts any research and/or development, activities, or that manufactures, promotes, markets, distributes and/or sells any products, in the biotechnology, pharmaceutical, food or chemical industries.

* * *

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

SELECTA BIOSCIENCES, INC.

By:	/s/ Werner Cautreels

Name:	Werner Cautreels

Title:	President and CEO

SANOFI

By:	/s/ Goupit Philippe

Name:	Goupit Philippe

Title:	Vice President

License and Research Collaboration Signature Page

Exhibit A

M.I.T. Licensed Patents

Selecta Ref.	Other Ref.	Title	Inventor(s)	Applicant(s)	Priority Date	Priority Appl. No.	Appl. No.	Filing Date	Publ. No.	Publ. Date	Patent No.	Issue Date	Country	Status
[***]	[***]	[***]	[***]	[***]			[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Selecta Ref.	Other Ref.	Title	Inventor(s)	Applicant(s)	Priority Date	Priority Appl. No.	Appl. No.	Filing Date	Publ. No.	Publ. Date	Patent No.	Issue Date	Country	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

Patents within Selecta Licensed Technology as of the Effective Date

Selecta Ref.	Other Ref.	Title	Inventor(s)	Applicant(s)	Priority Date	Priority Appl. No.	Appl. No.	Filing Date	Publ. No.	Publ. Date	Patent No.	Issue Date	Country	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]	[***]					[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Selecta Ref.	Other Ref.	Title	Inventor(s)	Applicant(s)	Priority Date	Priority Appl. No.	Appl. No.	Filing Date	Publ. No.	Publ. Date	Patent No.	Issue Date	Country	Status
[***]	[***]	[***]	[***]	[***]			[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Selecta Ref.	Other Ref.	Title	Inventor(s)	Applicant(s)	Priority Date	Priority Appl. No.	Appl. No.	Filing Date	Publ. No.	Publ. Date	Patent No.	Issue Date	Country	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]					[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Selecta Ref.	Other Ref.	Title	Inventor(s)	Applicant(s)	Priority Date	Priority Appl. No.	Appl. No.	Filing Date	Publ. No.	Publ. Date	Patent No.	Issue Date	Country	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]					[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

Research Plan

Selecta Research Plan

The Selecta Research Plan sets forth the full set of commitments of Selecta under the Research Plan, subject to Section 3.4.  Subject to the procedure set forth in Section 3.3(b), the Selecta Research Plan may not be modified under this Agreement.

[***]

Sanofi Scope of Work until Declaration of DC

[***]

* * *

[***] Annual Research Plan

To be established by the JRC pursuant to the procedure set forth in Section 3.4.

[***] Annual Research Plan

To be established by the JRC pursuant to the procedure set forth in Section 3.4.

[***] Annual Research Plan

To be established by the JRC pursuant to the procedure set forth in Section 3.4.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D

Know-How to be Transferred by Selecta to Sanofi

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit E

Patent Country List

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit F

M.I.T. License Agreement

[attached]

Exhibit G

Selecta Press Release

Selecta Biosciences and Sanofi Sign Global Collaboration to Develop
Antigen-Specific Immunotherapies for up to Three Allergy Indications Based on Selecta’s Synthetic Vaccine Particle Technology

•                  Collaboration starts with immunotherapy for life-threatening food allergies

•                  Novel therapies engineered to produce immune tolerance for two additional antigens to abate allergic immune response in people with severe allergies

Watertown, Mass. — November 28, 2012 — Selecta Biosciences, Inc., a clinical-stage biopharmaceutical company developing a new class of synthetic vaccines and immunotherapies, today announced that it has entered into a strategic global collaboration with Sanofi (EURONEXT: SAN and NYSE: SNY) to discover highly targeted, antigen-specific immunotherapies for life-threatening allergies. Under the agreement, Sanofi obtains an exclusive license to develop an immunotherapy designed to abate acute immune responses against a life threatening food allergen and an option to develop two additional candidate immunotherapies for allergies each to a specific food or aeroallergen. The products resulting from this collaboration will leverage Selecta’s proprietary Synthetic Vaccine Particle (SVP™) platform which has unique capabilities to engineer nanoparticles with the ideal structure and composition to produce immune tolerance by balancing the overactive response to specific allergy-causing antigens. Under the terms of the agreement Selecta is eligible to receive several pre-clinical, clinical, regulatory and sales milestones totaling $300 million per allergen indication for up to three immunotherapy candidates contemplated by this collaboration. Selecta is also entitled to up to double digit tiered royalties as percentage of product net sales for each commercialized immunotherapy.

As part of the research alliance, Sanofi will work together with Selecta to design antigen-specific immunotherapies that meet unmet needs as defined by Sanofi for applications where Selecta’s technology can offer a new therapeutic approach for life-threatening and other severe allergies. Under the terms of the agreement, Sanofi will have access to Selecta’s proprietary Synthetic Vaccine Particle (SVP™) platform that is designed to create robust antigen-specific immune responses for superior immunotherapy effectiveness. This collaboration is aligned with Sanofi’s strategic focus areas in immunology and leverages Sanofi’s Boston-based research and development capabilities.

“We are very pleased that Sanofi, a global leader in vaccines and immunology is entering into a partnership with Selecta to develop and commercialize products from our immunotherapy platform,” said Werner Cautreels, PhD, Selecta’s President and CEO. “In allergies, as well as auto-immune diseases, organ transplantation, and protein replacement therapies, there is a lack of specific, effective and safe treatments to prevent undesired immune reactions. Selecta’s SVP technology can restore balance to dysregulated immune systems by producing immune tolerance to specific antigens. Our approach addresses the underlying causes of these diseases and thereby makes advances beyond today’s symptomatic treatments and allergen avoidance strategies.”

About Selecta

Selecta Biosciences, Inc. is a clinical-stage biopharmaceutical company developing an entirely new class of targeted vaccines that induces an antigen-specific immune activation or antigen-

specific immune tolerance for therapeutic and prophylactic applications. Selecta was founded based on complementary research by three academic pioneers, the nanotechnology innovations of Professors Robert Langer and Omid Farokhzad combined with the immunological insights of Professor Ulrich von Andrian.  Selecta’s proprietary Synthetic Vaccine Particle (SVP™) platform creates a new paradigm in vaccine development, enabling completely new therapeutic and prophylactic applications while offering the potential of improved efficacy and safety profiles. Selecta’s fully synthetic engineering of novel vaccines offers a number of compelling benefits, including flexible modular vaccine design and accelerated development timelines using robust manufacturing processes.  Selecta’s SVP™ platform technology is readily adaptable to enable diverse vaccines and immunotherapies.

The company has created two antigen-specific nanoparticle technologies:  targeted Synthetic Vaccine Particles (tSVP™) and antigen-specific targeted tolerogenic Synthetic Vaccine Particles (t2SVP™). Targeted Synthetic Vaccine Particles (tSVP™) activate immune responses to a wide array of relevant antigens, including small molecules, peptides, oligosaccharides, and proteins. These particles can target humoral or cellular pathways of the immune system. Examples for applications include cancer, infectious diseases and addiction. Targeted tolerogenic Synthetic Vaccine Particles (t2SVP™) are designed to induce antigen-specific immune tolerance. Examples for applications for t2SVP™ technology include autoimmune diseases, allergies, protein replacement therapies, and transplant rejection.

Selecta’s pipeline currently contains vaccines for smoking cessation, malaria, and universal influenza and tolerogenic immunotherapies for type-1 diabetes and allergies.

Building on the company’s novel approach, Selecta’s product candidates have the potential to become first-in-class or best-in-class therapeutics to treat and prevent diseases. Selecta Biosciences, Inc. is based in Watertown, Massachusetts, USA.  For more information, please visit www.selectabio.com.

#    #    #

Media Contact:
Kathryn Morris
The Yates Network
(845) 635-9828
kathryn@theyatesnetwork.com

Exhibit H

Development Candidate Nomination Criteria

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit I

Mandatory Tasks for the First Joint Research Committee Meeting

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 12.3

Form of Sanofi Royalty Report

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 14.2(a) and Exhibit 14.3(a)

Combined

Term Sheet for Development Manufacturing and Supply Agreement

and

Term Sheet for Commercial Manufacturing and Supply Agreement

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule A

Items for the M.I.T License Agreement from Section 10.1

Section 10.1(e): There are no such rights to report, other than those disclosed in the M.I.T. License Agreement, as set forth in Exhibit F.

Section 10.1(f): The requirements set forth in the following sections of the M.I.T. License Agreement have not been completely satisfied as of the Effective Date: 3.1(b), (d), (g), (i), (j), (k), and (l).